UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Toreador Resources Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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	4)	Date Filed:

GENERAL
Proxies
Voting Procedures and Tabulation
Voting Securities
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
General
Nominees for Directors
EXECUTIVE OFFICERS
MEETINGS OF THE DIRECTORS AND COMMITTEES
EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
Summary Compensation Table
Option Grants and Exercises
Employment Agreements
Change in Control Arrangements
Compensation of Directors
Compensation Committee Interlocks and Insider Participation
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Executive Compensation: Philosophy and Program Components
Base Salary and Bonus
Stock Option Plan Awards
Chief Executive Officer Compensation
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Relationships with Wilco Properties and Wilco Properties’ Agreements
Merger with Madison Oil Company
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1990 STOCK OPTION PLAN
General
Purpose and Eligibility
Administration of the Amended and Restated 1990 Stock Option Plan.
Awards.
Award Agreements
Exercise of Awards
Restrictions
Termination and Forfeiture
Adjustments
Amendment to the Amended and Restated 1990 Stock Option Plan
Certain Federal Income Tax Aspects
Grants Based on Amendment
APPROVAL OF AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
General
Purpose and Eligibility
Administration of the Amended and Restated 1994 Non-Employee Director Stock Option Plan
Awards
Award Agreements
Exercise of Awards
Restrictions
Termination and Forfeiture
Adjustments
Amendment of the Amended and Restated 1994 Non-Employee Director Stock Option Plan
Certain Federal Income Tax Aspects
Differences between the Amended and Restated 1994 Non-Employee Director Stock Option Plan and the Current 1994 Non-Employee Director Stock Option Plan
Grants Based on Amended and Restated 1994 Non-Employee Director Stock Option Plan
APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
AUDITORS
STOCKHOLDERS’ PROPOSALS
ANNUAL REPORT AND FINANCIAL STATEMENTS

Toreador Resources Corporation

Notice of 2002
Annual Meeting
of Stockholders
and Proxy Statement

Please Complete, Sign, Date
And Return Your Proxy Promptly

Thursday, May 16, 2002 10:00 a.m. Haynes and Boone, LLP 901 Main Street, 29th Floor Dallas, Texas

Toreador Resources Corporation 4809 Cole Avenue, Suite 108, Dallas, Texas 75205 (214) 559-3933 (telephone), (214) 559-3945 (facsimile)

April __, 2002

Dear Toreador Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Toreador Resources Corporation. The meeting will be held at 10:00 a.m. on Thursday, May 16, 2002, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. Your Board of Directors and management look forward to greeting those of you able to attend in person.

•	You will find enclosed a Notice of Annual Meeting of Stockholders that identifies the proposals for your action.

•	At the meeting we will present a report on Toreador’s 2001 business results and on other matters of current interest to you.

•	You will find enclosed the 2001 Annual Report.

     Your vote is very important. The Board of Directors appreciates and encourages stockholder participation in the Toreador’s affairs. Whether or not you can attend the meeting, please read the Proxy Statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

John Mark McLaughlin Chairman of the Board of Directors

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TOREADOR RESOURCES CORPORATION
4809 Cole Avenue, Suite 108
Dallas, Texas 75205
(214) 559-3933

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 16, 2002

To Our Stockholders:

     The Annual Meeting of Stockholders of Toreador Resources Corporation, a Delaware corporation will be held on Thursday, May 16, 2002, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas, for the following purposes:

•	To elect members of the Board of Directors, whose terms are described in the proxy statement;

•	To approve the amendment to the Toreador Resources Corporation Amended and Restated 1990 Stock Option Plan and ratify the issuance of the stock options previously granted pursuant to such plan;

•	To approve the Toreador Resources Corporation Amended and Restated 1994 Non-Employee Director Stock Option Plan and ratify the issuance of the stock options previously granted pursuant to the current 1994 Non-Employee Director Stock Option Plan;

•	To approve the Toreador Resources Corporation Amended and Restated Certificate of Incorporation; and

•	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The amendments to the Amended and Restated 1990 Stock Option Plan and the 1994 Non-Employee Director Stock Option Plan will among other items, increase the number of shares authorized (i) pursuant to the Amended and Restated 1990 Stock Option Plan from 500,000 to 1,000,000 shares and (ii) pursuant to the 1994 Non-Employee Director Stock Option Plan from 200,000 to 500,000 shares.

     Only stockholders of record of common stock at the close of business on April 1, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A record of Toreador’s activities is contained in the enclosed 2001 Annual Report to stockholders and the Annual Report on Form 10-K for the year ended December 31, 2001, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and Report of Independent Accountants.

Dated: April __, 2002

Sincerely,

John Mark McLaughlin Chairman of the Board of Directors

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN

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AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL HELP TO ENSURE A QUORUM AND SAVE TOREADOR THE EXPENSE OF FURTHER SOLICITATION.

5

TOREADOR RESOURCES CORPORATION

i

Certain Federal Income Tax Aspects	26
Grants Based on Amendment	26

APPROVAL OF AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN	27
General	27
Purpose and Eligibility	28
Administration of the Amended and Restated 1994 Non-Employee Director Stock Option Plan	28
Awards	28
Award Agreements	29
Exercise of Awards	29
Restrictions	29
Termination and Forfeiture	29
Adjustments	30
Amendment of the Amended and Restated 1994 Non-Employee Director Stock Option Plan	31
Certain Federal Income Tax Aspects	31
Differences between the Amended and Restated 1994 Non-Employee Director Stock Option Plan and the Current 1994 Non-Employee Director Stock Option Plan	32
Grants Based on Amended and Restated 1994 Non-Employee Director Stock Option Plan	33

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	34

AUDITORS	39

STOCKHOLDERS’ PROPOSALS	39

ANNUAL REPORT AND FINANCIAL STATEMENTS	39

EXHIBIT A – AMENDED AND RESTATED 1990 STOCK OPTION PLAN

EXHIBIT B – PROPOSED AMENDMENT TO AMENDED AND RESTATED 1990 STOCK OPTION PLAN

EXHIBIT C – PROPOSED AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

EXHIBIT D – PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

ii

TOREADOR RESOURCES CORPORATION
4809 Cole Avenue, Suite 108
Dallas, Texas 75205
(214) 559-3933

PROXY STATEMENT

For Annual Meeting of Stockholders To Be Held on Thursday, May 16, 2002

GENERAL

     Your proxy is being solicited by the Board of Directors of Toreador Resources Corporation for use at the Annual Meeting of Stockholders of the Company. The annual meeting will be held on Thursday, May 16, 2002, at 10:00 a.m., Dallas, Texas time, at the offices of our legal counsel, Haynes and Boone, LLP, 901 Main Street, 29th Floor, Dallas, Texas. This proxy statement and form of proxy are being sent to you on or about April __, 2002.

     Toreador will bear the cost of soliciting proxies. We have retained Corporate Investor Communications, Inc., a proxy solicitation firm in Carlstadt, New Jersey, to distribute broker search cards and to distribute this proxy statement, the attached form of proxy, the 2001 Annual Report and the Annual Report on Form 10-K for the year ended December 31, 2001, for a fee of less than $4,000 plus certain expenses. We may use our officers and employees to solicit proxies in person or by telephone, facsimile or similar means (any officers or employees soliciting proxies will not receive any extra compensation for their efforts). We may also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.

Proxies

     Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting you must properly sign, date and return the proxy card to us. If you do not provide any direction as to how to vote your shares, shares will be voted:

•	FOR the election of the 10 nominees for directors named in the proxy card;

•	FOR the approval of the amendment to the Toreador Resources Corporation Amended and Restated 1990 Stock Option Plan increasing the number of shares authorized pursuant to such plan from 500,000 to 1,000,000 and ratification of the issuance of the stock options previously granted pursuant to such plan;

•	FOR the approval of the Toreador Resources Corporation Amended and Restated 1994 Non-Employee Director Stock Option Plan which among other items, increases the number of shares authorized pursuant to such plan from 200,000 to 500,000 and ratification of the issuance of the stock options previously granted pursuant to the current 1994 Non-Employee Director Stock Option Plan; and

•	FOR the approval of the Toreador Resources Corporation Amended and Restated Certificate of Incorporation.

     The Board of Directors knows of no other business to come before the annual meeting, but if other matters properly come before the annual meeting, the persons named in the proxy intend to vote on any such new matters in accordance with their best judgment. You may revoke your proxy at any time before it has been voted at the annual meeting by giving written notice of such revocation to the Secretary of Toreador, filing with us a proxy having a subsequent date, or voting in person at the annual meeting.

Voting Procedures and Tabulation

     One-third of the shares of Common Stock entitled to vote, present in person at the annual meeting or represented by proxy at the annual meeting, will constitute a quorum at the annual meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take the requested stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote and they are counted toward the quorum.

     Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. “Uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified us on a proxy form or has otherwise advised us that the broker lacks voting authority. “Broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions.

     Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy. Votes may be cast in favor of or withheld with respect to each nominee. We will not count abstentions and broker non-votes for this purpose.

     Approval of the Amendment to the Amended and Restated 1990 Stock Option Plan. Approval of the amendment to the Amended and Restated 1990 Stock Option Plan and ratification of the issuance of the stock options previously granted pursuant to such plan require the affirmative vote, in person or by proxy, representing a majority of the shares of Toreador common stock cast at the annual meeting. Uninstructed shares are not entitled to vote on this matter. Although broker non-votes and abstentions do not directly affect the outcome on the vote on the amendment to the Amended and Restated 1990 Stock Option Plan and ratification of the stock options previously granted pursuant to the plan, the broker non-votes and abstentions may affect whether there is a quorum at the annual meeting and, thus, whether this proposal may be voted upon.

     Approval of the Amended and Restated 1994 Non-Employee Director Stock Option Plan.Pursuant to the terms of the 1994 Non-Employee Director Stock Option Plan, approval of the Amended and Restated 1994 Non-Employee Director Stock Option Plan and ratification of the issuance of the stock options previously granted pursuant to the current 1994 Non-Employee Director Stock Option Plan require the affirmative vote, in person or by proxy, representing a majority of the shares of Toreador common stock present, in person or by proxy, and entitled to vote at the annual meeting. Uninstructed shares are not entitled to vote on this matter. Since broker non-votes and abstentions represent shares of Toreador common stock entitled to be voted at the annual meeting, they are the equivalent of a vote against the Amended and Restated 1994 Non-Employee Director Stock Option Plan and ratification of the stock options previously granted pursuant to the current 1994 Non-Employee Director Stock Option Plan.

     Approval of the Amended and Restated Certificate of Incorporation. The affirmative vote, in person or by proxy, of the majority of the outstanding shares entitled to vote on the Amended and Restated Certificate of Incorporation at the annual meeting is required to approve the Amended and Restated Certificate of Incorporation. Uninstructed shares are not entitled to vote on this matter and, therefore, broker non-votes and abstentions are the equivalent of a vote against the Amended and Restated Certificate of Incorporation.

     We will appoint one or more inspectors of election to act at the annual meeting and to make a written report on the voting. Prior to the annual meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the annual meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The inspectors will tabulate the number of votes cast for or withheld as to the vote on (i) each nominee for director, (ii) the approval of the amendment to the Amended and Restated 1990 Stock Option Plan and the ratification of the issuance of the stock options previously granted pursuant to the plan, (iii) the approval of the Amended and Restated 1994 Non-Employee Director Stock Option Plan and the ratification of the issuance of the stock options previously granted pursuant to the current 1994 Non-Employee Director Stock Option Plan, (iv) the approval of the Amended and Restated Certificate of Incorporation, and (v) on each other matter properly submitted for vote at the annual meeting.

Voting Securities

     Our only voting security outstanding and entitled to vote at this annual meeting is our common stock, par value $.15625 per share. Only the holders of record of common stock at the close of business on April 1, 2002, the record date for the annual meeting, are entitled to notice of and to vote at the annual meeting. As of April 1, 2002, there were ________ shares of common stock outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote. The holders of Series A Convertible Preferred Stock of the Company, par value $1.00, are not entitled to vote on any of the matters being submitted for approval at this annual meeting. Unless the context otherwise requires, all references to “stockholders” in this proxy statement refer only to holders of common stock.

     The holders of Series A Preferred Stock generally have no voting rights with respect to the management of Toreador. The holders of Series A Preferred Stock have limited voting rights in certain circumstances, but will not be entitled to vote on any of the matters being voted upon at this meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of January 31, 2002, the beneficial ownership of common stock and Series A Preferred Stock of the Company (the only equity securities of Toreador presently outstanding) by (i) each director who has served since January 1, 2001, and each nominee for director of Toreador, (ii) each person who was known to Toreador to be the beneficial owner of more than five percent of the outstanding shares of common stock and (iii) directors and executive officers of Toreador as a group. John Mark McLaughlin, Chairman of the Board of Directors of Toreador since April 1997, G. Thomas Graves III, President and Chief Executive Officer of Toreador since July 1998, and a director of Toreador, Douglas W. Weir, Senior Vice President-Chief Financial Officer of Toreador since February 1999, Edward C. Marhanka, Vice President – Engineering U.S. Operations of Toreador since December 31, 2001 and from May 1997 until December 31, 2001, Vice President Operations, and Michael J. FitzGerald, Senior Vice President – Exploration and Operations of Toreador since December 31, 2001 are currently the only executive officers.

	Common Stock				Series A Preferred Stock
	Beneficially Owned				Beneficially Owned

	Number of		Percent of		Number of		Percent of
	Shares		Class		Shares		Class

J. W. Bullion(1)	44,924	(2)	*	(2)	–		–
Thomas P. Kellogg, Jr.	56,000	(3)	*	(3)	4,000		2.50%
John Mark McLaughlin	211,634	(4)	1.90	%(4)	10,000		6.25%
Edward Nathan Dane	768,500	(5)	6.92	%(5)	–		–
Peter L. Falb	1,005,550	(5)	9.05	%(5)	4,000		2.50%
G. Thomas Graves III	295,333	(6)	2.66	%(6)	–		–
William I. Lee	1,253,298	(7)	11.28	%(7)	42,000	(7)	26.25%
H.R. Sanders, Jr.	30,000		*		–		–
Herbert L. Brewer	212,110		1.91%		–		–
David M. Brewer	1,749,389	(8)	15.74	%(8)	–		–
Ernest C. Mercier	1,770		*		–		–
Joseph J. Simons	156,141		1.40%		–		–
Michael J. FitzGerald	58,103		*		–		–
Edward C. Marhanka	66,000	(9)	*	(9)	–		–
Douglas W. Weir	35,000	(10)	*	(10)	–		–
All directors and officers as a group of 15, including Mr. Bullion(1) and Mr. Simons, as nominee	5,195,252	(11)	46.75	%(11)	60,000	(12)	37.50	%(12)
Beneficial owner of 5% or more (excluding persons named above)
Wilco Properties, Inc., 4809 Cole Ave., Suite 107, Dallas, Texas 75205	1,253,298	(7)	11.28	%(7)	42,000	(7)	26.25%
Peter L. Falb, Edward Nathan Dane, Firethorn I Limited Partnership and Dane, Falb, Stone & Co., Inc. c/o Peter L. Falb, 33 Broad Street, Boston, Massachusetts 02109	1,025,550	(5)	9.23	%(5)	–		–

*	Less than one percent

(1)	Mr. Bullion resigned as a director effective February 11, 2002.

(2)	Includes 20,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of currently exercisable options.

(3)	Includes 20,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of currently exercisable options along with 25,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership issuable upon the conversion of shares of Series A Convertible Preferred Stock (the percentage is calculated on the basis that such shares are deemed outstanding).

(4)	Includes 65,000 shares of common stock with respect to which such person has the right to acquire beneficial ownership upon the exercise of currently exercisable options along with 62,500 shares of common stock with respect to which such person has the right to acquire beneficial ownership issuable upon the conversion of shares of Series A Convertible Preferred Stock (the percentage is calculated on the basis that such shares are deemed outstanding).

(5)	Messrs. Dane and Falb share voting and dispositive power with respect to 748,500 shares of common stock with Firethorn I Limited Partnership, a Massachusetts limited partnership, and Dane, Falb, Stone & Co., Inc., a Massachusetts corporation. The information regarding Messrs. Dane’s and Falb’s beneficial ownership of Toreador’s common stock is disclosed on a Schedule 13D filed with the SEC on April 7, 1995 by the Dane Falb Persons, as amended through Amendment No. 7 thereto filed on July 30, 1998, and the Form 4s filed by Mr. Falb through February 28, 2002, and includes 25,000 shares of common stock assuming the conversion of Mr. Falb’s 4,000 shares of Series A Convertible Preferred Stock, 212,050 shares of common stock owned directly and indirectly by Mr. Falb, and the 20,000 shares of common stock which each of Messrs. Dane and Falb have the right to acquire beneficial ownership upon the exercise of currently exercisable options (the percentage is calculated on the basis that such shares are deemed outstanding).

(6)	Includes 283,333 shares of common stock with respect to which Mr. Graves has the right to acquire beneficial ownership upon the exercise of currently exercisable options (the percentage is calculated on the basis that such are deemed to be outstanding).

(7)	Mr. Lee and Wilco Properties, Inc. (Wilco) may be deemed to be acting in concert with respect to the shares of common stock. As a result, Wilco may be deemed to beneficially own 1,253,298 shares of common stock. The information regarding Mr. Lee’s and Wilco’s beneficial ownership of Toreador’s common stock is disclosed on a Schedule 13D filed with the SEC on June 2, 1997, by Lee Global Energy Fund, L.P. as amended through Amendment No. 9 thereto filed on March 26, 2002, and includes (i) the 814,398 shares owned directly and indirectly by Mr. Lee; (ii) the assumed conversion of Series A Convertible Preferred Stock issued to Mr. Lee into 250,000 shares of common stock; and (iii) the 20,000 shares of common stock which Mr. Lee has the right to acquire beneficial ownership upon the exercise of currently exercisable options (the percentage is calculated on the basis that such shares are deemed outstanding). Mr. Lee may be deemed to have voting power and dispositive power over (i) 156,400 shares of common stock owned by Wilco Properties, Inc.; and (ii) 12,500 shares of common stock resulting from the assumed conversion of Series A Convertible Preferred Stock issued to Wilco Properties, Inc.

(8)	Includes the 1,304,994 shares owned directly by Mr. Brewer. Mr. Brewer may be deemed to have voting and dispositive power over (i) 124,433 shares owned by PHD Partners LP; and (ii) 319,962 shares resulting from the assumed conversion of the Amended and Restated Convertible Debenture issued by Madison Oil Company to PHD Partners LP which is convertible into Toreador common stock. The information regarding Mr. Brewer’s beneficial ownership of Toreador’s common stock is disclosed on a Schedule 13D filed with the SEC on January 9, 2002, and the Form 4s filed by Mr. Brewer through February 28, 2002.

(9)	Includes 65,000 shares of common stock which are subject to stock options currently exercisable by Mr. Edward C. Marhanka, Vice President-Engineering U.S. Operations of Toreador and 1,000 shares of common stock owned directly.

(10)	Includes 35,000 shares of common stock that are subject to stock options currently exercisable by Mr. Douglas W. Weir, Senior Vice President and Chief Financial Officer of Toreador.

(11)	Includes (i) 558,333 shares of common stock which are subject to stock options currently exercisable by the fourteen directors and executive officers, including Mr. Bullion who resigned as a director effective February 11, 2002, (ii) 4,261,919 shares of Toreador common stock owned directly and indirectly by the group of fifteen, and (iii) the assumed conversion of shares of Series A Convertible Preferred Stock issued to Wilco Properties, Inc., and Messrs. Kellogg, McLaughlin, Falb and Lee into 12,500, 25,000, 62,500, 25,000 and 250,000 shares of common stock, respectively.

(12)	Includes the 60,000 shares of Toreador Series A Convertible Preferred Stock issued to Wilco Properties, Inc. and Messrs. Kellogg, McLaughlin, Falb and Lee.

Except as otherwise indicated, all shares shown in the above table are owned directly and the holder thereof has sole voting and investment powers with respect to such shares.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

     The Board of Directors manages Toreador’s business and affairs, exercises all corporate powers, and establishes broad corporate policies. The bylaws currently provide that the Board of Directors will consist of not less than six nor more than fifteen directors, with the actual number determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number at 10. At the annual meeting, 10 directors will be elected.

     Directors are elected by plurality vote, and cumulative voting is not permitted. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

Nominees for Directors

     The 10 nominees of the Board of Directors are named below. Each nominee has consented to serve as a director, if elected. The table below contains information regarding the nominees. 9 of the nominees are presently directors of Toreador. Each of Messrs. McLaughlin, Kellogg, Lee, Graves, Falb, and Dane was elected as a director at the 2001 Annual Meeting and has served continuously as a director since the date of his first election to the Board of Directors. Mr. Sanders was elected as a director effective at the July 11, 2001 meeting of the Board of Directors and has served continuously as a director since the date of his first election to the Board of Directors. Pursuant to the terms of the merger agreement with Madison Oil Company, each of Messrs. Herbert L. Brewer and David M. Brewer was elected as a director by the Board of Directors upon the completion of the merger with Madison Oil Company and has served continuously as a director since the date of his first election to the Board of Directors. Mr. McLaughlin was first elected as a director of Toreador in 1976. Mr. Kellogg was first elected as a director of Toreador in 1992. Messrs. Dane, Falb, Graves, and Lee were first elected as directors of Toreador in 1998, Messrs. Sanders, Herbert L. Brewer and David M. Brewer were first elected as directors of Toreador in 2001. Mr. Simons is a nominee to become a new member of the Board of Directors.

		PRINCIPAL OCCUPATION
NOMINEE	AGE	DURING PAST FIVE YEARS

Edward Nathan Dane	66	Principal of Dane, Falb, Stone & Co., Inc., a Boston-based registered investment advisor since 1977.

Peter L. Falb	65	Principal of Dane, Falb, Stone & Co., Inc., a Boston-based registered investment adviser since 1977; Professor of Applied Mathematics, Brown University

G. Thomas Graves III	53	President and Chief Executive Officer of Toreador since July 1998. President and director of Wilco Properties, Inc., a privately held oil and gas exploration company since June 1997. Wilco is affiliated with Toreador as a result of a technical services agreement between the two companies. Mr. Graves served as managing partner of Lee Global Energy Fund, an investment limited partnership from October 1994 until January 2001. Until its dissolution on December 31, 2001, Lee Global Energy Fund was affiliated with Toreador. He also served as an officer of Triton Energy Corporation (now Triton Energy Limited), an international oil and gas exploration and production company, from 1986 to 1993.

Thomas P. Kellogg, Jr.	65	Consultant and private investor since 1992; He was a consultant for Ensign Oil & Gas, Inc. in 1990 and 1991; from 1960 to 1990, he served as Vice President of J. P. Morgan & Co., a commercial investment bank.

William I. Lee	75	Independent energy explorer and producer since 1952. In December 1992, he retired as President and Chief Executive Officer of Triton Energy Corporation. In May 1995, he retired as Chairman and director. In 2000, he was appointed as a director of Madison Oil Company and served until he resigned on September 3, 2001. He is presently Chairman and Chief Executive Officer of Wilco Properties, Inc.

		PRINCIPAL OCCUPATION
NOMINEE	AGE	DURING PAST FIVE YEARS

John Mark McLaughlin	71	Chairman of the Board of Directors of Toreador. Since 1954, he has been and is currently an attorney in private practice in San Angelo, Texas. He is President of Double-M Ranch Co., a family-owned Texas corporation, and Chairman of the Board of Texas State Bank, San Angelo, Texas. He served as President of Toreador from April, 1997 to July, 1998.

H.R. Sanders, Jr.	70	Retired. He was a director of Devon Energy Corporation from 1981 through 2000, and Executive Vice President of Devon Energy Corporation from 1981 through 1987. He was a Senior Vice President of RepublicBank Dallas, N.A. from 1970 to 1981. He was a director of Triton Energy Corporation from 1977 to 1981.

Herbert L. Brewer	75	He co-founded Madison Oil Company in 1993, has been a director of Madison Oil Company since 1993, and effective July 12, 2001, became the Chief Executive Officer of Madison Oil Company until Madison Oil Company merged with Toreador on December 31, 2001. Prior to become Chief Executive Officer of Madison, he had been retired and formerly was the chairman of Triton Europe and Senior Vice-President of Triton Energy, responsible for worldwide exploration.

David M. Brewer	48	He co-founded Madison Oil Company in 1993, has been a director of Madison Oil Company since 1993, and was President of Madison Oil Company from 1993 to 2000. He has been a self-employed consultant since 2000. Formerly, he was an attorney with the New York firm of Cravath, Swaine & Moore and with Union Pacific Corporation.

Joseph J. Simons	43	Director of Bureau of Competition for the Federal Trade Commission since March 2001. From February 1998 until March 2001, he was a partner with the law firm of Clifford Chance Rogers & Wells. From January 1987 until February 1998, he service in various capacities in the Bureau of Competition for the Federal Trade Commission. From 1993 until December 31, 2001 when Madison Oil Company merged with Toreador, he served as a director of Madison.

     There is no family relationship between any of the nominees or between any nominee and any executive officer of the Company, except that Mr. Herbert L. Brewer is Mr. David M. Brewer’s father.

     The Board of Directors recommends a vote FOR the election of the nominees for director named above.

EXECUTIVE OFFICERS

     The executive officers of the Company consist of:

•	Mr. John Mark McLaughlin, Chairman of the Board of Directors since April 1997;

•	Mr. G. Thomas Graves III, President and Chief Executive Officer since July 1998;

•	Mr. Edward C. Marhanka, Vice President Operations from May 1997 until December 31, 2001, and Vice President-Engineering U.S. Operations since December 31, 2001.

•	Mr. Douglas W. Weir, Senior Vice President-Chief Financial Officer since February 1999; and

•	Mr. Michael J. FitzGerald, Senior Vice President-Exploration and Production since December 31, 2001.

     Prior to his current position, Mr. Marhanka , 44, was Vice President Operations of Toreador from May 1997 until December 31, 2001. Prior to joining Toreador as an employee, he had been a petroleum consultant to Toreador from June 1989 until May 1997. Prior to establishing his consulting practice in November 1987, he was employed as Senior Petroleum Engineer for Penn Resources, Inc., a privately held firm in Dallas, Texas, where he managed its oil and gas properties.

     Prior to his current position, Mr. Weir, 44, has been since 1996 and is currently Chief Financial Officer of Wilco Properties, Inc., a privately held oil and gas exploration company and was Controller of Wilco Properties, Inc. from 1991 to 1995. Since January 1999, Mr. Weir has not received payment for being Chief Financial Officer of Wilco Properties, Inc.

     Prior to his current position, Mr. FitzGerald, 51, had been Vice President – Exploration and Production for Madison Oil Company from 1993 through December 31, 2001. From 1978 to 1991, he was responsible for exploration in the North Sea, France and Holland for Triton Energy.

     For the business background of Messrs. McLaughlin and Graves, who are directors of Toreador, see “Nominees for Directors” above.

MEETINGS OF THE DIRECTORS AND COMMITTEES

     As permitted by our bylaws, the Board of Directors has designated from its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, an Investment Committee and a Corporate Standards and Practices Committee.

•	The Executive Committee may exercise all of the authority of the Board of Directors in the management of the business and affairs of Toreador, except where action of the full Board of Directors is required by statute or by our certificate of incorporation. The members of the Executive Committee during 2001 were Messrs. McLaughlin, Graves and Falb. Mr. David M. Brewer joined the Executive Committee at the February 14, 2002 meeting of the Board of Directors. There were no meetings of the Executive Committee during 2001.

•	Toreador has an Audit Committee composed entirely of independent directors, as defined by Rule 4200(a)(15) of the NASD listing standards, for which information regarding the functions performed by the committee, its membership, and the number of meetings held during the year, is set forth in the “Report of Audit Committee,” included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. The members of the Audit Committee during 2001 were Messrs. Kellogg, Bullion, Dane, McLaughlin and Sanders. Mr. Bullion resigned from the Board of Directors and the Audit Committee effective February 11, 2002, and Mr. Herbert L. Brewer joined the Audit Committee at the February 14, 2002 meeting of the Board of Directors.

•	The Compensation Committee reviews and approves the compensation and benefit plans for all employees of Toreador. The members of the Compensation Committee during 2001 were Messrs. Kellogg, Lee and Falb. Mr. Herbert L. Brewer joined the Compensation Committee at the February 14, 2002 meeting of the Board of Directors. The Compensation Committee also administers the Company’s 2002 Stock Option Plan, Amended and Restated 1990 Stock Option Plan, and reviews and approves grants of stock options to Toreador’s officers and directors exempt from the short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934, as amended. The Compensation Committee met two times during 2001.

•	The Investment Committee reviews all current management investment practices and evaluates and monitors all existing and proposed Toreador investments. The members of the Investment Committee during 2001 were Messrs. Graves, Lee and Falb. There were no meetings of the Investment Committee during 2001.

•	The Nominating Committee has the exclusive power on behalf of the Board of Directors to nominate persons for election as directors of Toreador as Toreador designees and to fill positions on the Board of Directors. The members of the Nominating Committee during 2001 were Messrs. McLaughlin, Falb, and Graves. Mr. David M. Brewer joined the Nominating Committee at the February 14, 2002 meeting of the Board of Directors. There were no meetings of the Nominating Committee during 2001. The Nominating Committee also considers sound and meritorious nomination suggestions for directors from stockholders. All letters of recommendation for nomination should be sent to Toreador’s Corporate Secretary at Toreador’s headquarters and should include, in addition to the nominee’s name and address, a listing of the nominee’s background and qualifications. A signed statement from nominee should accompany the letter of recommendation indicating that he or she consents to being considered as a nominee and that, if nominated by the Board of Directors and elected by the stock, he or she will serve as a director.

•	The Corporate Standards and Practices Committee reviews all current written corporate standards and practices and advises management of their findings and recommendations. The members of the Corporate Standards and Practices Committee during 2001 were Messrs. Bullion, Dane, Kellogg and Sanders. Mr. Bullion resigned from the Board of Directors and the Corporate Standards and Practices Committee effective February 11, 2002. There were no meetings of the Corporate Standards and Practices Committee during 2001.

     There were four regularly scheduled meetings and three special meetings of the Board of Directors in 2001. Each of Messrs. McLaughlin, Falb, Lee, Graves, Dane, Bullion and Kellogg attended at least 75% of such meetings and at least 75% of the meetings of the committees on which he served. Mr. Sanders attended at least 75% of the meetings occurring after he became a director on July 11, 2001 and at least 75% of the meetings of the committees on which he served occurring after he became a director. Messrs. Herbert L. Brewer, David M. Brewer and Ernest C. Mercier were elected to the Board of Directors effective December 31, 2001, and were not directors during any of the regularly scheduled meetings or special meetings of the Board of Directors or any committees in 2001.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

Summary Compensation Table

     The following table sets forth information regarding the compensation awarded to, covered by or paid to (i) G. Thomas Graves III, President and Chief Executive Officer of Toreador, (ii) Edward C. Marhanka, Vice President-Engineering U.S. Operations of Toreador, (iii) Douglas W. Weir, Senior Vice President-Chief Financial Officer of Toreador, and (iv) Michael J. FitzGerald, Senior Vice President-Exploration and Operations of Toreador. The table sets forth the information for the time during which such person served as an officer of Toreador. The total cash compensation paid to the officers named below during 2001 was $507,667.

					Long-term Compensation

		Annual Compensation			Awards			Payouts

						Securities			All Other
Name and Principal				Other Annual	Restricted Stock	Underlying		LTIP	Compensation
Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Awards($)	Options/SARs (#)		Payouts ($)	($)

G. Thomas	2001	232,500	—	—	—	—			17,889	(3)
Graves III	2000	171,622	5,000	—	—	—		—	21,761	(4)
Chief Executive	1999	157,500	—	—	—	50,000	(2)	—	—
Officer and
President(1)

Edward C	2001	119,500	16,500	—	—	10,000	(6)	—	3,123	(9)
Marhanka	2000	103,125	5,000	—	—	10,000	(7)	—	3,429	(10)
Vice President-	1999	100,000	—	—	—	40,000	(8)	—	—
Engineering U.S Operations(5)

Douglas W	2001	122,667	16,500	—	—	10,000	(6)	—	5,500	(9)
Weir	2000	100,075	5,000	—	—	10,000	(7)	—	5,806	(10)
Senior Vice	1999	88,000	—	—	—	40,000	(8)	—	—
President-Chief
Financial
Officer(11)

Michael J	2001	—	—	—	—	—		—	—
FitzGerald	2000	—	—	—	—	—		—	—
Senior Vice	1999	—	—	—	—	—		—	—
President-
Exploration and
Operations(12)

(1)	Mr. Graves became President and Chief Executive Officer of Toreador in July 1998.

(2)	On October 28, 1999, Toreador granted Mr. Graves an option to purchase 50,000 shares of Common Stock at an exercise price of $4.00 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after September 24, 2008.

(3)	Other compensation consists of (i) premium on a life insurance policy for $8,268, (ii) premium on a disability insurance policy of $4,121, and (iii) Toreador’s 401(k) matching contribution to employee.

(4)	Other compensation consists of (i) premium on a life insurance policy for $12,390, (ii) premium on a disability insurance policy of $4,121, and (iii) Toreador’s 401(k) matching contribution to employee.

(5)	Mr. Marhanka became Vice President-Operations of Toreador in May 1997 and became Vice President-Engineering U.S. Operations on December 31, 2001.

(6)	On March 7, 2001, Toreador granted Messrs. Marhanka and Weir options to purchase 10,000 shares each of its common stock at an exercise price of $5.75 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after March 7, 2011.

(7)	On May 18, 2000, Toreador granted Messrs. Marhanka and Weir options to purchase 10,000 shares each of its Common Stock at an exercise price of $5.50 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after May 18, 2010.

(8)	On March 19, 1999, Toreador granted Messrs. Marhanka and Weir options to purchase 40,000 shares of its Common Stock at an exercise price of $5.00 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after March 19, 2009.

(9)	Other compensation consists of Toreador’s 401(k) match to employee.

(10)	Other compensation consists of premiums on life insurance policies of $306 and Toreador’s 401(k) matching contribution to employee.

(11)	Mr. Weir became Chief Financial Officer of Toreador in February 1999 and Senior Vice President-Chief Financial Officer on December 31, 2001.

(12)	Mr. FitzGerald became Senior Vice President-Exploration and Operations of Toreador on December 31, 2001.

Option Grants and Exercises

     The following table provides information on grants of stock options in 2001 to Messrs. Graves, Marhanka, and Weir. Mr. FitzGerald did not receive any stock options in 2001.

OPTION GRANTS IN 2001

Individual Grants

	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or		Grant Date
	Options/SARs	Employees in	Base Price	Expiration	Present Value
Name	Granted	2001	($/Share)	Date	($)(1)

G. Thomas Graves III	–	N/A	N/A	N/A	N/A
Edward C. Marhanka	10,000	10.53	5.75	3/7/2011	24,000 (2)
Douglas W. Weir	10,000	10.53	5.75	3/7/2011	24,000 (2)

(1)	We calculated this amount using the Black-Scholes option pricing model, a complex mathematical formula that uses six different market-related factors to estimate the value of stock options. The factors are the fair market value of the stock at date of grant, option exercise price, option term, risk-free rate of return, stock volatility and dividend yield. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive’s continued employment through the three-year vesting period and the ten-year option term. The following assumptions were used to calculate the Black-Scholes value:

Option term = 5 years; Risk-free rate of return = 5.00%; Toreador stock volatility = 45.8%; and Toreador dividend yield = 0%.

There is no assurance that the value received by the named executive officers or Toreador’s stockholders will be at or near the estimated valued derived by the Black-Scholes model.

(2)	The options become exercisable in three equal portions on March 7, 2002, 2003, and 2004.

     The following table summarizes the number and value of options exercised during 2001, if any, as well as the number and value of unexercised options, as of December 31, 2001, held by Messrs. Graves, Marhanka, and Weir. Mr. FitzGerald did not exercise any options during 2001 and did not hold any unexercised options as of December 31, 2001.

AGGREGATED OPTION EXERCISES IN 2001 AND DECEMBER 31, 2001 OPTION VALUE

Number of Securities
	Shares		Underlying
	Acquired		Unexercised	Value of Unexercised In the
	on	Value	Options/SARS at FY	Money Options/SARS at
	Exercise	Realized	End (#) Exercisable	FY End ($)(1)
Name	(#)	($)	/Unexercisable	Exercisable/Unexercisable

G. Thomas Graves III	–	–	283,333 / 16,667	20,000 / 10,000
Edward C. Marhanka	–	–	65,000 / 30,000	66,000 / 0
Douglas W. Weir	–	–	35,000 / 30,000	9,250 / 0

(1)	The closing sales price per share of Toreador’s Common Stock on December 31, 2001 was $4.60 as reported by The Nasdaq National Market.

Employment Agreements

     In October 1998, Toreador and Mr. Marhanka executed a letter agreement, pursuant to which Mr. Marhanka agreed to continue his employment with Toreador. Pursuant to the letter agreement, if Mr. Marhanka’s services are no longer required and his employment with Toreador is terminated effective on or after January 1, 1999, then Toreador will pay Mr. Marhanka one month’s salary (at the salary level existing on the date of termination) for each year of service based on an anniversary date of June 1, 1989. The letter agreement amended certain provisions of an expired employment agreement dated May 1997, between Toreador and Mr. Marhanka.

     In September 2001, Madison Oil Company and Mr. FitzGerald executed an employment agreement, pursuant to which Mr. FitzGerald agreed to remain as Vice President, Exploration and Operations. The employment agreement sets forth Mr. FitzGerald’s annual salary of $185,000 and that if his employment terminates for any reason other than for cause or a voluntary resignation and he executes a standard termination agreement upon termination, he shall receive his monthly salary for twelve months following his termination and 50% of his unvested stock options would vest on the termination date and he would have one year from the date of his termination to exercise his vested stock options. When Madison merged with Toreador, Toreador assumed the liabilities under this employment agreement.

Change in Control Arrangements

     The Amended and Restated 1990 Stock Option Plan and the 2002 Stock Option Plan provide that, in the event of a “Change in Control” of Toreador (as defined below), then, notwithstanding any other provision in the Amended and Restated 1990 Stock Option Plan or the 2002 Stock Option Plan to the contrary, all unmatured installments of outstanding stock options will automatically be accelerated and exercisable in full. This acceleration of exercisability will not apply to a stock option granted to any participant other than non-employee directors if any surviving acquiring corporation agrees to assume such stock option in connection with the Change in Control.

     A Change of Control is defined in both the Amended and Restated 1990 Stock Option Plan and the 2002 Stock Option Plan as any one of the following: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by Toreador’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of Toreador) (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of Toreador (and the “Affiliates” of such directors (as defined below) serving as such as of the date of the plan (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of Toreador’s then outstanding securities entitled generally to vote for the election of Toreador’s directors; (iii) the merger or consolidation of Toreador with or into any other entity if Toreador is not the surviving entity (or Toreador is the surviving entity but voting securities of Toreador are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of Toreador or the liquidation or dissolution of Toreador. Affiliate is defined in both the Amended and Restated 1990 Stock Option Plan and the 2002 Stock Option Plan to mean any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     The 1994 Non-Employee Director Stock Option Plan provides that, in the event of a “Change in Control” of Toreador (as defined below), then, all unmatured installments of outstanding stock options will automatically be accelerated and exercisable in full.

     A Change of Control is defined in the 1994 Non-Employee Director Stock Option Plan as any one of the following: (i) the Toreador stockholders approve (a) a merger, consolidation or reorganization in which Toreador stockholders immediately prior to such transaction would not beneficially own after the transaction more than 50% of all shares of the surviving entity entitled to vote on the election of directors or in which the members of the Toreador board immediately prior to such transaction would not constitute a majority of the board of directors of the surviving entity after the transaction; (b) a sale, lease, exchange or other transfer of all or substantially all of Toreador’s assets; (c) any plan or proposal for liquidation or dissolution of Toreador; (ii) the members of the board as of the date this plan was adopted by the board (“Incumbent Directors”) cease to constitute a majority of the board; provided, however, any member of the board elected after the adoption of the plan by the board whose election or nomination for election is approved by a vote of at least a majority of the Incumbent Directors who are directors at the time of such vote, shall be considered an Incumbent Director; or (iii) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended), along with such person’s affiliates and associates (as both such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), become the beneficial owners (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of 20% of the then outstanding shares of Toreador common stock or the combined voting power to vote for members of the board other than as a result of acquisitions of such securities from Toreador.

     Toreador’s bylaws provide for mandatory indemnification of and advancement of expenses to directors and officers, including former directors and officers, of Toreador in circumstances involving a “Change in Control” (as defined below). Toreador has also entered into separate agreements with its certain of its directors embodying and expanding upon these indemnification provisions.

     A Change of Control is defined in the bylaws as (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), shall have become a “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of Toreador representing 20% or more of the combined voting power of Toreador’s then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person’s attaining such percentage interest; (ii) Toreador is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by Toreador’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

Compensation of Directors

     Toreador pays its directors $2,000 for each regularly scheduled Board of Directors meeting they attend and reimburses directors for reasonable travel expenses. Toreador pays its directors $1,500 for each telephonic Board of Directors meeting in which the directors participate. Toreador pays members of the committees of the Board of Directors $1,500 per meeting, unless the committee meeting is held in conjunction with a meeting of the Board of Directors, in which case Toreador pays $500. Additionally, Toreador pays an annual stipend of $12,000 to each director.

     On May 17, 2001, each non-employee director serving on such date received an option to purchase 15,000 shares of Common Stock at an exercise price of $5.95 per share. The optioned shares become exercisable in three equal portions on the first, second and third anniversaries of the grant date, and cannot be exercised after May 17, 2011. Mr. Sanders was elected to the Board of Directors effective at the July 11, 2001 meeting and received on July 11, 2001, an option to purchase 5,000 shares of Common Stock at an exercise price of $5.95 per share. Messrs. Herbert L. Brewer, David M. Brewer and Mercier were elected to the Board of Directors effective upon the merger of Toreador and Madison Oil Company on December 31, 2001. They did not receive any stock options in 2001. On February 14, 2002, each of Messrs. Herbert L. Brewer, David M. Brewer and Mercier received stock options to purchase 10,000 shares of Common Stock at an exercise price of $4.51 per share and Mr. Sanders received stock options to purchase 5,000 shares of Common Stock at an exercise price of $5.95 per share.

     Due to a misinterpretation of grants authorized pursuant to the 1994 Non-Employee Director Stock Option Plan and a miscalculation of the number of shares available for issuance under the 1994 Non-Employee Director Stock Option Plan, Toreador has granted stock options exercisable into 210,000 shares to directors for other than initial grants to directors as required by the plan. Due to the misinterpretation of grants authorized pursuant to the 1994 Non-Employee Director Stock Option Plan and the miscalculation in the number of shares into which such stock options are exercisable, Toreador is requesting approval for (i) the Amended and Restated 1994 Non-Employee Director Stock Option Plan which would (a) permit initial grants to new directors of stock options exercisable into 10,000 shares and annual grants to continuing directors of stock options exercisable into 15,000 shares and (b) increase the number of authorized shares under the plan by 300,000 to a total of 500,000 and (ii) the ratification the issuance of the stock options previously granted pursuant to the current 1994 Non-Employee Director Stock Option Plan. The additional 210,000 shares issuable upon exercise of current stock options to directors granted under the current 1994 Non-Employee Director Stock Option Plan for other than initial grants to directors would be included as part of the additional 300,000 shares authorized by the proposed Amended and Restated 1994 Non-Employee Director Stock Option Plan.

Compensation Committee Interlocks and Insider Participation

     During 2001, the members of the compensation committee were Messrs. Kellogg, Lee and Falb. Mr. Lee, a Toreador director, is principal shareholder and Chairman and Chief Executive Officer of Wilco Properties, Inc. of which, Mr. Graves, a director and President and Chief Executive Officer of Toreador, is also a director and President. Toreador has entered into several agreements with Wilco Properties, as detailed further below in “Certain Relationships and Related Transactions – Wilco Properties’ Agreements.” As described below in “Certain Relationships and Related Transactions – Merger with Madison Oil Company,” Toreador merged with Madison Oil Company effective December 31, 2001. Prior to the merger, Toreador and Madison entered into a subordinated revolving credit agreement pursuant to which Toreador agreed to provide Madison with a $5,000,000 borrowing facility subject to certain restrictions. Mr. Lee was a director of Madison until September 3, 2001 and owned 66,700 shares of Madison common stock (which was less than one percent of the issued and outstanding shares of Madison common stock) immediately prior to the merger and owned stock options to acquire 25,000 shares of Madison common stock, which stock options terminated upon the merger being effective.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has oversight over Toreador’s executive compensation program and approves the base salaries and bonuses of the senior executive officers. The Compensation Committee is composed of Messrs. Kellogg, Lee and Falb.

Executive Compensation: Philosophy and Program Components

     Toreador’s philosophy is to provide a comprehensive compensation program to attract, retain and reward key members of management who contribute to Toreador’s success and to motivate the management team in the development and execution of current and long-term business strategies and goals. The three primary components of executive compensation are: base salary, cash bonuses and stock options. Stock options are made available to key employees. Executives also participate in certain benefit plans available to all salaried employees. Toreador believes that a portion of the executive officers’ compensation should be placed at risk and, in keeping with that objective, a portion of the compensation package is comprised of a performance-based cash bonus. Incentive stock options awarded from time to time under the stock option plan are another risk-related compensation element. Toreador believes that employee ownership of its stock is one of the most efficient ways to align employee and stockholder interests in the mutual goal of creating stockholder value.

Base Salary and Bonus

     In 2001, base salaries and bonuses for executive officers were based upon the individual’s responsibilities, experience and expected performance, taking into account, among other items, the individual’s initiative, contributions to Toreador’s overall performance, and handling of special projects. Base salaries for executive officers generally are reviewed periodically for possible adjustment, but are not necessarily changed that often.

Stock Option Plan Awards

     In September 1998, the Board of Directors adopted the Amended and Restated 1990 Stock Option Plan and in October 2001, the Board of Directors adopted effective January 1, 2002 the 2002 Stock Option Plan that was approved at the December 31, 2001 special meeting. The purpose of the Amended and Restated 1990 Stock Option Plan and the 2002 Stock Option Plan is to provide an incentive for officers, key employees and key consultants of Toreador or its affiliates, to extend to them the opportunity to acquire a proprietary interest in Toreador so that they will apply their best efforts for the benefit of Toreador, and to aid Toreador in attracting able persons to enter the service of Toreador and its affiliates. It was further intended that the options granted pursuant to the Amended and Restated 1990 Stock Option Plan or the 2002 Stock Option Plan will be either incentive stock options or nonqualified stock options. Due to a miscalculation of the number of shares available for issuance under the Amended and Restated 1990 Stock Option Plan, Toreador has granted stock options to acquire approximately 415,040 more shares than are authorized under this plan. Due to this miscalculation, Toreador is requesting approval for an amendment to the Amended and Restated 1990 Stock Option Plan (i) to authorize the granting of stock options to acquire an additional 500,000 shares and (ii) to ratify the issuance of the stock options previously granted pursuant to this plan. The additional 415,040 shares issuable upon exercise of current stock options granted pursuant to the Amended and Restated 1990 Stock Option Plan would be included as part of the additional 500,000 shares authorized by the proposed amendment to such plan.

     The Compensation Committee from time to time selects the particular officers, key employees, and key consultants of Toreador and its affiliates to whom the stock options are to be granted and/or distributed in recognition of each such participant’s contribution to Toreador’s or the affiliate’s success. At various times in the past, Toreador has adopted certain broad-based employee benefit plans in which the executive officers and other key management employees have been permitted to participate, including the employees’ 401(k) savings plan and the life and health insurance benefit plans available to all salaried employees. Other than with respect to Toreador common stock held as an investment option under the 401(k) savings plan, benefits under these plans are not directly or indirectly tied to Toreador’s performance.

Chief Executive Officer Compensation

     The Compensation Committee has awarded Mr. Graves, President and Chief Executive Officer of Toreador, a base salary of $300,000 for 2002. The increase from the 2001 base salary of $240,000 was awarded to Mr. Graves by the Compensation Committee in recognition of both Toreador and individual performance achieved in 2001, especially his achievements in leading Toreador in the merger with Madison Oil Company. As with all executive officers, Mr. Graves’s compensation is linked to individual performance and Toreador’s profitability.

By the Compensation Committee:

Thomas P. Kellogg, Jr. William I. Lee Peter L. Falb

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which was established in 1998, oversees the external audit of Toreador’s financial statements and reviews the audit, control and financial reporting procedures of Toreador. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with Ernst & Young LLP, its independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Toreador’s accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and Toreador, including the matters in the written disclosures and the letter provided to Toreador by the independent auditors, as required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.

     The Audit Committee discussed with Toreador’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Toreador’s internal controls, and the overall quality of Toreador’s financial reporting. The Audit Committee held one meeting during fiscal 2001.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ending December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also approved the selection of Ernst & Young LLP as Toreador’s independent auditors.

By the Audit Committee:

Thomas P. Kellogg, Jr. Edward N. Dane John Mark McLaughlin H.R. Sanders, Jr. Herbert L. Brewer

March __, 2002

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative return on the Common Stock over the period commencing December 31, 1996 and ending December 31, 2001, with the Nasdaq Market Value Index and the Media General Independent Oil and Gas Industry Group Index. Each index assumes $100 invested at the close of trading on December 31, 1996 and reinvestment of dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG TOREADOR RESOURCES CORPORATION, MG GROUP INDEX AND NASDAQ MARKET INDEX

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships with Wilco Properties and Wilco Properties’ Agreements

     Mr. Graves, President and Chief Executive Officer of Toreador, is the President and a director of Wilco Properties. In such capacities for Wilco Properties, Mr. Graves dedicates a portion of his time to Wilco Properties matters. Mr. Weir, the Senior Vice President-Chief Financial Officer of Toreador, is the Chief Financial Officer for Wilco Properties. As such, Mr. Weir spends a portion of his time on Wilco Properties matters. Mr. Graves and Mr. Weir each devote over 95% of their time to Toreador and the remainder to Wilco Properties. There is not potential conflict of interest between Toreador and Wilco Properties because the two companies are actually peers as opposed to competitors. Wilco Properties is a passive exploration company in that it strictly participates in other companies’ deals as a joint venture partner as opposed to a generator of deals. Wilco Properties actively participates in many of the deals that Toreador is involved in, but to a lesser degree.

     Mr. Lee, a director of Toreador, is Chairman and Chief Executive Officer of Wilco Properties. Toreador has entered into several agreements with Wilco Properties.

     On February 1, 1999, Toreador and Wilco Properties entered into a technical services agreement. Services stipulated under the technical services agreement include, but are not limited to:

•	geological and geophysical consulting,

•	accounting and tax services, and

•	land and lease records services.

     In partial consideration for the performance of the services by Toreador, Wilco agreed to pay a monthly retainer in the aggregate amount of $7,250.

     In addition, Toreador agreed to reimburse Wilco Properties for all other direct costs and expenses incurred by Wilco Properties on behalf of Toreador. The initial term of the technical services agreement was from February 1, 1999 until January 31, 2000, and the term was to continue for successive periods of twelve (12) months unless terminated by either party in accordance with the technical services agreement. As of April __, 2002 the agreement is still in full effect and force.

     On July 1, 1999, Toreador and Wilco Properties entered into a sublease agreement. This agreement provides for the sublease by Wilco Properties of a portion of the real property located in Dallas, Texas that Toreador leases from Chalk Stream Properties, L.P. On August 31, 2001, Toreador and Wilco Properties entered into a revised sublease agreement that supersedes the earlier agreement. The property subleased to Wilco Properties under the sublease consists of 2,158 square feet. Toreador does not earn a profit on the sublease. The term of the sublease is from July 15, 2001 to June 30, 2006. The base rent is $3,147.08 per month through August 31, 2002 and escalates slightly thereafter.

Merger with Madison Oil Company

     On December 31, 2001, Toreador completed a merger pursuant to which Madison became a wholly-owned subsidiary of Toreador. Immediately prior to the merger, approximately 5.6% of the issued and outstanding shares of Madison common stock was owned directly by Mr. Herbert L. Brewer and approximately 44.6% of the issued and outstanding shares of Madison common stock was owned directly or indirectly by Mr. David M. Brewer, both of whom were elected directors of Toreador by the Toreador Board of Directors upon completion of the merger. Mr. Ernest C. Mercier, a Madison director and stockholder immediately prior to the merger, was also elected as a director of Toreador by the Toreador Board of Directors upon completion of the merger. Immediately prior to the merger, Mr. Mercier owned less than 1% of the issued and outstanding shares of Madison common stock. Mr. FitzGerald, Senior Vice President-Exploration and Production of Toreador was an executive officer of Madison immediately prior to the merger and owned approximately 2% of the issued and outstanding shares of Madison common stock immediately prior to the merger. Mr. Joseph J. Simons, a nominee to join the Toreador Board of Directors, was a director of Madison immediately prior to the merger and owned approximately 5% of the issued and outstanding shares of Madison common stock immediately prior to the merger.

     William I. Lee, a Toreador director, owned 66,700 shares of Madison common stock (which was less than 1% of the issued and outstanding shares of Madison common stock) immediately prior to the merger and owned stock options to acquire 25,000 shares of Madison common stock, which stock options terminated upon the merger becoming effective. Mr. Lee was a director of Madison until September 3, 2001 when he resigned. Because of these interests in Madison, Mr. Lee abstained from voting on the merger during meetings of the Toreador Board of Directors.

     Pursuant to the merger agreement relating to the merger, Mr. Herbert L. Brewer acquired beneficial ownership to 212,110 shares of Toreador common stock, Mr. David M. Brewer acquired beneficial ownership to 1,749,389 shares of Toreador common stock, Mr. FitzGerald acquired beneficial ownership to 58,103 shares of Toreador common stock, Mr. Mercier acquired beneficial ownership to 1,770 shares of Toreador common stock, Mr. Lee acquired beneficial ownership to 7,871 shares of Toreador common stock and Mr. Simons acquired beneficial ownership to 156,141 shares of Toreador common stock.

     Toreador agreed in connection with the merger to (i) apply for money that may be owed to two Madison subsidiaries prior to December 31, 2001 pursuant to Section 116 of the Turkish Petroleum Regulations on or prior to December 31, 2003 and (ii) attempt to receive such money on or prior to December 31, 2004. Toreador has agreed to pay 30% of such amount received, minus certain expenses, to the former Madison stockholders as of December 31, 2001 in cash or in stock, at Toreador’s option. In the event any monies are recovered, each of Messrs. Herbert L. Brewer, David M. Brewer, Mercier, FitzGerald, Lee and Simons will receive the same percentage of such amount received, minus certain expenses, as each owned of the issued and outstanding Madison common stock on December 31, 2001.

     In connection with the execution of the merger agreement, Herbert L. Brewer, David M. Brewer and PHD Partners LP, a partnership controlled by Mr. David M. Brewer, entered into separate voting agreements with Toreador to vote all of their shares of Madison common stock in favor of the merger agreement.

     In connection with the execution of the merger agreement, Toreador and Madison entered into a subordinated revolving credit agreement pursuant to which Toreador agreed to provide Madison with a $5,000,000 borrowing facility subject to certain restrictions, including Toreador’s cash availability. Madison pays Toreador interest on the outstanding balance under the facility at the lesser of (i) the prime rate as most recently published in The Wall Street Journal and (ii) the highest non-usurious rate of interest permitted by applicable law. At April __, 2002, there was $________ outstanding under the borrowing facility.

     In connection with the closing of the merger with Madison, Madison entered into an Amended and Restated Convertible Debenture in the amount of $2,159,746 with PHD Partners LP, the general partner of which is an entity owned 100% by Mr. David M. Brewer. The Amended and Restated Convertible Debenture matures on March 31, 2006, and bears an interest rate of 10%. Interest can be paid in cash or in Toreador common stock. The Amended and Restated Convertible Debenture is convertible into Toreador common stock at the option of PHD Partners LP at a conversion price of $6.75 per share.

Relationship between H.R. Sanders, Jr. and Herschel Sanders

Herschel Sanders is Toreador’s Vice President-Land and is the son of H.R. Sanders, Jr., a Toreador director. In 2001, Herschel Sanders received a total salary of $106,833 and his 2002 salary is set at $136,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and officers of Toreador, and persons who own more than ten percent of the common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the common stock. Directors, officers and persons who own more than ten percent of the common stock are required by SEC regulations to furnish Toreador with copies of all Section 16(a) forms they file.

     To Toreador’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2001, Toreador complied with all Section 16(a) filing requirements applicable to its directors, officers and ten percent stockholders except as set forth below. During 2001 stock options were issued and were not reported for Messrs. Lee, McLaughlin, Bullion, Kellogg, Falb, Dane, Weir and Marhanka. For each of the following persons, the number of transactions not reported on a timely basis on Form 4’s is as follows: Lee (1), McLaughlin (1), Bullion (1), Kellogg (1), Falb (1), Dane (1), Weir (1) and Marhanka (1).

PROPOSAL TWO

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1990 STOCK OPTION PLAN

     The Board of Directors proposes to amend the Amended and Restated 1990 Stock Option Plan to authorize 500,000 additional shares and to ratify the current stock options granted pursuant to this plan. The proposed amendment would increase the number of authorized shares under the Amended and Restated 1990 Stock Option Plan to 1,000,000 from 500,000 and ratify the issuance of previously granted stock options exercisable into approximately 915,040 shares of Toreador common stock, which 915,040 shares would be included in the 1,000,000 authorized shares.

     The following is a summary of the principal features of the Amended and Restated 1990 Stock Option Plan, subject to the proposed amendment. All such statements are qualified in their entirety by reference to the full text of the Amended and Restated 1990 Stock Option Plan, which is attached hereto as Exhibit A, and the full text of the proposed amendment to the Amended and Restated 1990 Stock Option Plan, which is attached hereto as Exhibit B.

General.

     Under the Amended and Restated 1990 Stock Option Plan, any key employees (including an employee who is also a director or an officer), key consultants or non-employee directors of Toreador or its Affiliates (as defined below) may receive incentive compensation based on criteria established by the Board of Directors Compensation Committee.

     The Amended and Restated 1990 Stock Option Plan will terminate on September 24, 2008. The Board of Directors may amend or discontinue the Amended and Restated 1990 Stock Option Plan without the approval of the stockholders, subject to certain limitations. See “Amendment of the Amended and Restated 1990 Stock Option Plan” below.

     Nothing in the Amended and Restated 1990 Stock Option Plan or in any award granted pursuant to the Amended and Restated 1990 Stock Option Plan confers upon any participant any right to continue in the employ of or rendering services to Toreador or interferes in any way with the right of Toreador to terminate the employment or services of any person at any time.

     Other than common stock received as payment of the exercise price, the proceeds from the sale of common stock pursuant to the exercise of or payment for awards under the Amended and Restated 1990 Stock Option Plan will be added to the general funds of Toreador and used for general corporate purposes. Common stock received as payment of the exercise price shall become available for the subsequent granting of awards under the Amended and Restated 1990 Stock Option Plan; however, in no event will the number of shares subject to incentive stock options exceed, in the aggregate, 1,000,000 shares of Common Stock plus shares subject to incentive stock options which are forfeited or terminated, or expire unexercised. The holder of an award granted pursuant to the Amended and Restated 1990 Stock Option Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have been actually issued.

Purpose and Eligibility.

     The purpose of the Amended and Restated 1990 Stock Option Plan is to provide an incentive for officers, key employees, key consultants and non-employee directors of Toreador or its affiliates, to extend to them the opportunity to acquire a proprietary interest in Toreador so that they will apply their best efforts for the benefit of Toreador, and to aid Toreador in attracting able persons to enter the service of Toreador and its affiliates. It is further intended that the options granted pursuant to this Amended and Restated 1990 Stock Option Plan will be either incentive stock options or nonqualified stock options.

     A three-member committee appointed by the Board of Directors shall, from time to time, select the particular officers, key employees, and key consultants of Toreador and its affiliates to whom the stock options are to be granted and/or distributed in recognition of each such participant’s contribution to Toreador’s or the affiliate’s success. Those non-employee directors who do not elect to decline to participate pursuant to the following sentence will be eligible to receive stock options under the Amended and Restated 1990 Stock Option Plan so long as they are not receiving such stock options pursuant to another Toreador stock option plan. A director otherwise eligible to participate in the Amended and Restated 1990 Stock Option Plan may make an irrevocable, one-time election, by written notice to the committee within ten days after his or her initial election to the Board of Directors, to decline to participate in the Amended and Restated 1990 Stock Option Plan. See “Administration of the Amended and Restated 1990 Stock Option Plan” below.

Administration of the Amended and Restated 1990 Stock Option Plan.

     The Amended and Restated 1990 Stock Option Plan shall be administered by the committee which shall consist of not less than three members of the Board of Directors. Any member of the committee may be removed at any time, with or without cause, by resolution of the Board of Directors. Any vacancy occurring in the membership of the committee may be filled by appointment by the Board of Directors. Each member of the committee, at the time of his appointment to the committee and while he is a member thereof, must be a “non-employee director,” as that term is defined in Rule 16b-3 promulgated under the 1934 Act, and an “outside director” under Section 162(m) of the Code.

     The committee has full discretion to grant awards under the Amended and Restated 1990 Stock Option Plan including designating the timing and acceleration of any vesting or exercise of the Stock Options, to interpret the Amended and Restated 1990 Stock Option Plan, to make such rules as it deems advisable in the administration of the Amended and Restated 1990 Stock Option Plan and to take all other actions advisable to administer the Amended and Restated 1990 Stock Option Plan. The committee shall determine the eligible persons to whom awards will be granted and will set forth the terms of the awards in award agreements, so long as those terms are not inconsistent with the Amended and Restated 1990 Stock Option Plan.

Awards.

     The committee may grant or award incentive stock options or non-qualified stock options. Stock options which are intended to qualify for special tax treatment under particular provisions of the Internal Revenue Code of 1986, as amended, are considered “incentive stock options,” and options which are not intended to so qualify are considered “non-qualified stock options.” See “Certain Federal Income Tax Aspects” below.

     The maximum number of shares of common stock presently authorized for issuance under the Amended and Restated 1990 Stock Option Plan is 500,000, subject to adjustment for stock splits and similar events. Toreador has proposed that the stockholders approve at the annual meeting an amendment to increase the maximum number of shares authorized to 1,000,000 and the ratification of the issuance of the stock options granted pursuant to this plan of approximately 915,040 shares, which 915,040 shares would be considered part of the 1,000,000 authorized shares. Shares to be issued may be made available from either authorized but unissued common stock or common stock held by Toreador in its treasury. Shares of common stock previously subject to awards that are expired, terminated, forfeited, settled in cash in lieu of common stock or exchanged for awards that do not involve common stock are available for further grants of awards under the Amended and Restated 1990 Stock Option Plan; provided, however, that in no event shall the number of shares of common stock subject to incentive stock options exceed, in the aggregate, 1,000,000 shares of common stock plus shares subject to incentive stock options which are forfeited or terminated, or expire unexercised.

Award Agreements.

     All grants of stock options shall be awarded by the committee. Each grant of stock options shall be evidenced by an option agreement setting forth the total number of shares subject to the stock option, the option exercise price, the term of the stock option, the vesting schedule, and such other terms and provisions as are approved by the committee, as long as such terms are not inconsistent with the Amended and Restated 1990 Stock Option Plan. In the case of an incentive stock option, the option agreement shall also include provisions that may be necessary to assure that the option is an incentive stock option under the Internal Revenue Code of 1986, as amended. Toreador shall execute option agreements upon instructions from the committee.

     Any non-employee director who does not decline to participate shall, on the date that is ten days after his or her initial election as a director of Toreador, automatically be granted a stock option to purchase 10,000 shares of Common Stock, subject to adjustment, so long as such director is not receiving such grant under another Toreador stock option plan. Any non-employee director who does not decline to participate shall, on the date that is ten days after the Toreador annual meeting, automatically be granted a stock option to purchase 5,000 shares of Common Stock, subject to adjustment, so long as such director is not receiving such grant under another Toreador stock option plan. If, on the date of grant of a stock option to a non-employee director, fewer shares of common stock remain available for grant than are necessary to permit the grant of stock options to each person entitled to receive a stock option, then a stock option covering an equal number of whole shares of common stock, up to 10,000 shares or 5,000 shares, as the case may be, shall be granted to each non-employee director who has not previously been granted a stock option.

     The exercise period for an award may not extend longer than ten years from the date the award is granted and, in the case of incentive stock options, is limited to five years from the date of grant for certain employees owning more than 10% of the outstanding shares of common stock. The committee shall have the right to accelerate the time at which any stock option granted to a participant shall become vested, or exercisable.

Exercise of Awards.

     The exercise price for a stock option for any share of common stock which may be purchased under a stock option will be no less than 100% (or no less than 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding shares of common stock) of the fair market value of the common stock on the date of grant.

     Subject to the award agreement, on the date that the participant desires to exercise a stock option, the participant must pay the exercise price in cash, or, if the committee consents, with shares of common stock previously owned by the participant or by a combination of cash and such shares. Additionally, the committee in its sole discretion may provide for payment of the exercise price, (a) by loans from Toreador or (b) by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a stock option, and assigning the delivery to Toreador of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise.

Restrictions.

     Under the Amended and Restated 1990 Stock Option Plan, the committee determines the vesting schedule, restrictions or conditions, if any, applicable to any award granted. Awards will vest and may be exercised in accordance with each participant’s applicable award agreement. The committee may, in its discretion and in accordance with the terms of the Amended and Restated 1990 Stock Option Plan, accelerate any vesting schedule or otherwise remove any restrictions or conditions applicable to an award.

     The grant of incentive stock options to each participant is subject to a $100,000 calendar year limit. This limitation prohibits the grant of an Incentive Stock Option that would entitle the recipient to purchase, thereunder and together with other incentive options, securities worth more than $100,000 (based upon the aggregate fair market value of the securities underlying such options on the date of grant) in the year in which such options first become exercisable. See “Certain Federal Income Tax Aspects” for additional limitations on incentive stock options.

     The granting and exercise of stock options and the obligation of Toreador to sell and deliver common stock under the stock options are subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required.

     No common stock or other form of payment shall be issued with respect to any stock option unless Toreador is satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of Toreador. Unless the stock options and common stock covered by the Amended and Restated 1990 Stock Option Plan have been registered under the Securities Act of 1933, as amended, each person exercising a stock option under the Amended and Restated 1990 Stock Option Plan may be required by Toreador to give a representation in writing in form and substance satisfactory to Toreador to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

     If any provision of the Amended and Restated 1990 Stock Option Plan is found not to be in compliance with such rules, such provision shall be null and void to the extent required to permit the Amended and Restated 1990 Stock Option Plan to comply with such rules. Certificates evidencing shares of common stock delivered under the Amended and Restated 1990 Stock Option Plan may be subject to such stop transfer orders and other restrictions as the committee may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange or transaction reporting system upon which the common stock is then listed or quoted, and any applicable federal, foreign and state securities law. The committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

Termination and Forfeiture.

     In the event of termination of service of a participant, an option may only be exercised as determined by the committee and provided in the award agreement. Notwithstanding the foregoing sentence, the option period of an Incentive Stock Option granted to a participant deemed eligible under Section 422 of the Code shall terminate no later than ninety (90) days after the participant’s termination of service with Toreador or its affiliates or no later than twelve (12) months after the participant’s termination of service with Toreador and its affiliates if such termination is by reason of death or disability (as defined in the Amended and Restated 1990 Stock Option Plan).

Adjustments.

     If at any time while the Amended and Restated 1990 Stock Option Plan is in effect or unexercised stock options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of common stock, then:

•	An appropriate adjustment shall be made in the maximum number of shares of common stock then subject to being awarded under grants pursuant to the Amended and Restated 1990 Stock Option Plan, so that the same proportion of Toreador’s issued and outstanding shares of common stock shall continue to be subject to being awarded; and

•	Appropriate adjustments shall be made in the number of shares of common stock and the exercise price per share thereof then subject to purchase pursuant to each such stock option previously granted and unexercised, so that the same proportion of Toreador’s issued and outstanding shares of common stock in each instance shall remain subject to purchase at the same aggregate exercise price.

     Any fractional shares resulting from any adjustment shall be eliminated for the purposes of such adjustment.

     The existence of the Amended and Restated 1990 Stock Option Plan and stock options granted under the Amended and Restated 1990 Stock Option Plan shall not affect in any way the right or power of Toreador or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Toreador’s capital structure or its business, or any merger or consolidation of Toreador, or the dissolution or liquidation of Toreador, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     Subject to any required action by the stockholders, if Toreador shall be the surviving or resulting company in any merger or consolidation, any outstanding stock option shall apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of common stock subject to the stock option would have been entitled. If Toreador merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of an award will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the award holder would have been entitled to receive had he or she exercised his or her award immediately prior to such event. Notwithstanding these adjustment provisions, Toreador may, upon a merger or consolidation of Toreador in which Toreador is not the surviving or resulting corporation, or the reorganization, dissolution or liquidation of Toreador, cancel all awards granted under the Amended and Restated 1990 Stock Option Plan either by giving notice permitting each participant to exercise his or her stock options as to the shares of common stock covered by that award for a period of 30 days immediately preceding the effective date of such event or by paying to the participant an amount equal to a reasonable estimate of an amount equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such stock options.

     In estimating the amount equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such stock options, appropriate adjustments to give effect to the existence of the stock options shall be made, such as deeming the stock options to have been exercised, with Toreador receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the stock options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of Toreador, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of common stock upon a distribution and liquidation by Toreador after giving effect to expenses and charges, including but not limited to taxes, payable by Toreador before such liquidation could be completed.

     In the event of a “Change in Control” (as defined below) of Toreador, then, notwithstanding any other provision in the Amended and Restated 1990 Stock Option Plan to the contrary, all unmatured installments of stock options outstanding shall automatically be accelerated and exercisable in full. Such acceleration of exercisability shall not apply to a given stock option granted to any participant other than non-employee directors if any surviving acquiring corporation agrees to assume such stock option in connection with the Change in Control.

     A Change of Control means any one of the following: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by Toreador’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of Toreador) (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of Toreador (and the “Affiliates” of such directors (as defined below) serving as such as of the date of the plan (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of Toreador’s then outstanding securities entitled generally to vote for the election of Toreador’s directors; (iii) the merger or consolidation of Toreador with or into any other entity if Toreador is not the surviving entity (or Toreador is the surviving entity but voting securities of Toreador are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of Toreador or the liquidation or dissolution of Toreador. Affiliate means any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     In case Toreador shall, at any time while any stock option under this Amended and Restated 1990 Stock Option Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property or (ii) dissolve, liquidate, or wind up its affairs, then, provided that the committee so determines in its sole discretion, each stock option holder may thereafter receive upon exercise of his stock options (in lieu of each share of common stock of Toreador which such participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of Toreador.

     If Toreador makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the prices then in effect with respect to each outstanding award will be reduced in proportion to the percentage reduction in the tangible book value of the shares of Toreador’s common stock as a result of such distribution provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Amended and Restated 1990 Stock Option Plan result in any exercise prices being reduced below the par value per share of the common stock.

     Stock options may also be granted under the Amended and Restated 1990 Stock Option Plan in substitution for stock options held by employees of a corporation who become management employees of the Company or a subsidiary as a result of a merger, consolidation or stock acquisition.

Amendment to the Amended and Restated 1990 Stock Option Plan.

     The committee may at any time without the consent of the participants, alter, amend, revise, suspend, or discontinue the Amended and Restated 1990 Stock Option Plan in whole or in part. In the event of any amendment to the Amended and Restated 1990 Stock Option Plan, the holder of any stock option outstanding under the Amended and Restated 1990 Stock Option Plan must upon request of the committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the committee to any option agreement within such reasonable time as the Committee specifies in its request. Unless required by law, no action contemplated or permitted by the Amended and Restated 1990 Stock Option Plan shall adversely affect any rights of participants or obligations of Toreador to participants with respect to any stock options granted under the Amended and Restated 1990 Stock Option Plan without the consent of the affected participant.

Certain Federal Income Tax Aspects.

     The federal income tax consequences, in general, of the Amended and Restated 1990 Stock Option Plan are as follows:

     With respect to non-qualified stock options granted under the Amended and Restated 1990 Stock Option Plan: A participant receiving a grant will not recognize income and Toreador will not be allowed a deduction at the time such an option is granted. When a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Toreador or its subsidiaries or affiliates. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

     With respect to incentive stock options granted under the Amended and Restated 1990 Stock Option Plan: A participant receiving a grant will not recognize income and Toreador will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by Toreador or any of its subsidiaries or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to Toreador) but the excess of the fair market value of the shares acquired by such exercise over the option price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and Toreador will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and Toreador or its subsidiary will be entitled to a federal tax deduction in a like amount), and the balance of the gain, if any, will be capital gain (short-term or long-term depending on the holding period). To the extent that the aggregate fair market value of stock (determined on the date of grant) with respect to which incentive options become exercisable for the first time during any calendar year exceeds $100,000, such options will be treated as non-qualified options.

     Special rule if option price is paid for in shares: If a participant pays the exercise price of a non-qualified or incentive stock option with previously-owned shares of Toreador’s common stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-qualified stock option is being exercised. The participant does not recognize income and Toreador receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described in the immediately preceding paragraph above. The income treatment will apply to the shares disposed of but will not affect the favorable tax treatment of the shares received.

Grants Based on Amendment.

     Based on the over issuance of stock options currently granted, of the 500,000 shares that are being requested to be added to the Amended and Restated 1990 Stock Option Plan pursuant to the proposed amendment, stock options granting 415,040 shares as set forth below will be ratified if the amendment is approved:

Name and Position	Number of Options

G. Thomas Graves III – Chief Executive Officer and President	50,000
John Mark McLaughlin – Chairman of the Board of Directors	0

Name and Position	Number of Options

Edward C. Marhanka – Vice President-Engineering U.S. Operations	60,000
Douglas W. Weir – Senior Vice President-Chief Financial Officer	32,500
Michael J. FitzGerald – Senior Vice President-Exploration and Operations	0
All five executive officers as a group	142,500
All current directors who are not executive officers as a group (8 individuals)	0
All employees, including all current officers who are not executive officers, as a group (9 individuals)	127,500

     In addition, stock options exercisable into 2,000 shares were granted to a consultant. Stock options exercisable into 143,040 shares were issued to the employees and directors of Texona Petroleum Corporation in connection with the merger of Texona Petroleum Corporation with and into Toreador in September 2000.

     THE TOREADOR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1990 STOCK OPTION PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED PURSUANT TO SUCH PLAN FROM 500,000 TO 1,000,000 SHARES AND THE RATIFICATION OF THE ISSUANCE OF THE STOCK OPTIONS PREVIOUSLY GRANTED PURSUANT TO THE AMENDED AND RESTATED 1990 STOCK OPTION PLAN.

PROPOSAL THREE

APPROVAL OF AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Board of Directors proposes to have the Toreador stockholders amend and restate the 1994 Non-Employee Director Stock Option Plan and ratify the stock options previously granted pursuant to current 1994 Non-Employee Director Stock Option Plan. The Amended and Restated 1994 Non-Employee Director Stock Option Plan would authorize the granting of 10,000 shares of Toreador common stock to each new director upon becoming a director and the granting of 15,000 shares of Toreador common stock at each annual meeting which occurs at least one day after such director’s initial election to the Board of Directors and at which such director continues to serve. The Amended and Restated Non-Employee Director Stock Option Plan would increase the number of authorized shares from 200,000 under the current 1994 Non-Employee Director Stock Option Plan to 500,000 under the Amended and Restated 1990 Stock Option Plan. By approving the Amended and Restated Non-Employee Director Stock Option Plan, Toreador stockholders would also be ratifying the issuance of previously granted stock options granted pursuant to the current 1994 Non-Employee Director Stock Option Plan exercisable into approximately 275,000 shares of Toreador common stock, which 275,000 shares would be included in the 500,000 authorized shares. Stock options previously granted pursuant to the current 1994 Non-Employee Director Stock Option Plan exercisable into 210,000 of the 275,000 shares of Toreador common stock were not made as initial grants to directors as required by the current 1994 Non-Employee Director Stock Option Plan.

     The following is a summary of the principal features of the Amended and Restated 1994 Non-Employee Director Stock Option Plan. All such statements are qualified in their entirety by reference to the full text of the Amended and Restated 1994 Non-Employee Stock Option Plan, which is attached hereto as Exhibit C.

General.

     Under the Amended and Restated 1994 Non-Employee Director Stock Option Plan, all non-employee directors who do not elect to decline to participate in the Amended and Restated 1994 Non-Employee Director Stock Option Plan will receive stock options as described in “Award Agreements” below. The grants are the only grants permitted under the Amended and Restated 1994 Non-Employee Director Stock Option Plan.

     The Amended and Restated 1994 Non-Employee Director Stock Option Plan will terminate on May 16, 2012. The Board of Directors may amend or discontinue the Amended and Restated 1994 Non-Employee Director Stock Option Plan without the approval of the stockholders, subject to certain limitations. See “Amendment of the Amended and Restated 1994 Non-Employee Director Stock Option Plan” below.

     Other than common stock received as payment of the exercise price, the proceeds from the sale of common stock pursuant to the exercise of or payment for awards under the Amended and Restated 1994 Non-Employee Director Stock Option Plan will be added to the general funds of Toreador and used for general corporate purposes. Common stock received as payment of the exercise price shall become available for the subsequent granting of awards under the Amended and Restated 1994 Non-Employee Director Stock Option Plan. The holder of an award granted pursuant to the Amended and Restated 1994 Non-Employee Director Stock Option Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have been actually issued.

Purpose and Eligibility.

     The purpose of the Amended and Restated 1994 Non-Employee Director Stock Option Plan is to attract and retain non-employee directors and to provide them with a proprietary interest in Toreador through the granting of options that will: (i) increase the interest of such person’s in Toreador’s welfare; (ii) furnish an incentive to such person to continue their services for Toreador; and (iii) provide a means through which Toreador may attract able persons as directors. It is further intended that the options granted pursuant to this Amended and Restated 1994 Non-Employee Director Stock Option Plan will be non-qualified stock options.

     Either the Board of Directors of a committee appointed by the Board of Directors consisting of at least two directors shall, from time to time, determine and designate the eligible persons to whom stock options will be granted. Those non-employee directors who do not elect to decline to participate pursuant to the following sentence will be eligible to receive stock options under the Amended and Restated 1994 Non-Employee Director Stock Option Plan. A director otherwise eligible to participate in the Amended and Restated 1994 Stock Option Plan may make an irrevocable, one-time election, by written notice to the committee within ten days after his or her initial election to the Board of Directors or within ten days prior to the May 16, 2002, to decline to participate in the Amended and Restated 1994 Non-Employee Director Stock Option Plan. See “Administration of the Amended and Restated 1994 Non-Employee Director Stock Option Plan” below.

Administration of the Amended and Restated 1994 Non-Employee Director Stock Option Plan.

     The Amended and Restated 1994 Non-Employee Director Stock Option Plan shall be administered by the Board of Directors or a committee which shall consist of not less than two members of the Board of Directors. Any member of the committee may be removed at any time, with or without cause, by resolution of the Board of Directors. Any vacancy occurring in the membership of the committee may be filled by appointment by the Board of Directors.

     The committee shall determine and designate the eligible persons to whom options will be granted and shall set forth in option agreements the date of grant and such other terms as are not inconsistent with the Amended and Restated 1994 Non-Employee Director Stock Option Plan. No member of the committee shall participate in any decisions regarding any option granted to such member.

Awards.

     The maximum number of shares of common stock presently authorized for issuance under the Amended and Restated 1994 Non-Employee Director Stock Option Plan is 500,000, subject to adjustment for stock splits and similar events. Shares to be issued may be made available from either authorized but unissued common stock or common stock held by Toreador in its treasury. Shares of common stock previously subject to awards that are expired, terminated or settled in a manner such that some or all of the shares relating to the award are not issued to the non-employee director, the shares of common stock subject to such award which have not become outstanding shall be available for further grants of awards under the Amended and Restated 1994 Non-Employee Director Stock Option Plan.

Award Agreements.

     All grants of stock options shall be awarded by the committee or the Board of Directors. Each grant of stock options shall be evidenced by an option agreement setting forth the total number of shares subject to the stock option, the option exercise price, the term of the stock option, the vesting schedule, and such other terms and provisions as are approved by the committee or the Board of Directors, as long as such terms are not inconsistent with the Amended and Restated 1994 Non-Employee Director Stock Option Plan. Toreador shall execute option agreements upon instructions from the committee or the Board.

     Any non-employee director who does not decline to participate shall upon his or her initial election as a director of Toreador, automatically be granted a stock option to purchase 10,000 shares of common stock, subject to adjustment. Any non-employee director who does not decline to participate shall on the date of each annual meeting automatically be granted a stock option to purchase 15,000 shares of common stock, subject to adjustment, so long as such was not first elected to serve on the Board of Directors at such annual meeting and who is serving as a non-employee director on the date of such annual meeting and the day immediately following such date. The exercise period for an award may not extend longer than ten years from the date the award is granted. Toreador shall not grant options pursuant to the Amended and Restated 1994 Non-Employee Director Stock Option Plan under any other circumstances.

Exercise of Awards.

     The exercise price for a stock option for any share of common stock which may be purchased under a stock option will be 100% of the fair market value of the common stock on the date of grant.

     Subject to the award agreement, on the date that the participant desires to exercise a stock option, the participant must pay the exercise price in cash, with shares of common stock previously owned by the participant for at least six months, or by authorizing a broker or dealer to sell certain of the shares purchased upon exercise of the option or to pledge such shares as collateral for a loan and promptly deliver to Toreador the amount of sale or loan proceeds necessary to pay such purchase price.

Restrictions.

     Under the Amended and Restated 1994 Non-Employee Director Stock Option Plan, the committee or the Board of Directors determines the vesting schedule, restrictions or conditions, if any, applicable to any award granted. Awards will vest and may be exercised in accordance with each participant’s applicable award agreement. The committee or the Board of Directors may, in its discretion and in accordance with the terms of the Amended and Restated 1994 Non-Employee Director Stock Option Plan, accelerate any vesting schedule or otherwise remove any restrictions or conditions applicable to an award.

     The granting and exercise of stock options and the obligation of Toreador to sell and deliver common stock under the stock options are subject to all applicable state and federal securities laws, and to such approvals on the part of any stock exchange or inter-dealer quotation system as may be required.

     No common stock shall be issued with respect to any stock option unless the committee or the Board of Directors has determined in its discretion that the listing or registration of the stock option or the common stock underlying the stock option upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the stock option or the issuance or purchase of shares of common stock thereunder, the stock option may not be exercised in whole or in part unless such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the committee or the Board of Directors.

Termination and Forfeiture.

     In the event of termination of service of a participant due to any act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of Toreador, the participant’s stock options shall terminate at 5 p.m. on the date of termination. In the event of termination of service of a participant due to death of the participant, the participant’s stock options will terminate at 5 p.m. on the date which is twelve (12) months following the participant’s death. In the event of termination of service of a participant other than as set forth above, the participant’s stock options shall terminate at 5 p.m. on the date which is three (3) months following the participant’s termination of service.

Adjustments.

     If the committee or the Board of Directors shall determine that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of common stock, issuance of warrants or other rights to purchase common stock affects the common stock such that an adjustment is determined by the committee or the Board of Directors to be appropriate, the committee or the Board of Directors shall (i) adjust the number of shares and type of securities stock that is subject to options, (ii) adjust the number of shares and type of securities subject to the outstanding options, and (iii) adjust the option price of each outstanding option to the end that the same proportion of Toreador’s issued and outstanding shares of securities in each instance shall remain subject to exercise at the same aggregate option price. In lieu of the foregoing, the committee or the Board of Directors may make provision for a cash payment to the holder of an outstanding option. These adjustments shall be made in accordance with the rules of any securities exchange, stock market or stock quotation system to which Toreador is subject.

     The existence of the Amended and Restated 1994 Non-Employee Director Stock Option Plan and stock options granted under the Amended and Restated 1994 Non-Employee Director Stock Option Plan shall not affect in any way the right or power of Toreador or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Toreador’s capital structure or its business, or any merger or consolidation of Toreador, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting securities or the rights thereof, or the dissolution or liquidation of Toreador, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     Subject to any required action by the stockholders, if Toreador shall be the surviving or resulting company in any merger, consolidation or share exchange, any outstanding stock option shall apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of common stock subject to the stock option would have been entitled. If Toreador merges, consolidates or has a share exchange pursuant to which Toreador is not the surviving or resulting corporation, there shall be substituted for each share of common stock subject to unexercised portions of outstanding stock options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of Toreador in respect to each share of common stock held by them, such outstanding stock options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

     Notwithstanding these adjustment provisions, Toreador may, upon a reorganization, merger, consolidation or share exchange, or any proposed sale of all or substantially all of the assets of Toreador, or any dissolution or liquidation of Toreador by giving notice permitting each participant to exercise his or her stock options as to the shares of common stock covered by that award for a period of 30 days immediately preceding the effective date of such event or by paying to the participant an amount equal to a reasonable estimate of an amount equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such stock options.

     In estimating the amount equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such stock options, appropriate adjustments to give effect to the existence of the stock options shall be made, such as deeming the stock options to have been exercised, with Toreador receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the stock options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of Toreador, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of common stock upon a distribution and liquidation by Toreador after giving effect to expenses and charges, including but not limited to taxes, payable by Toreador before such liquidation could be completed.

     In the event of a “Change in Control” (as defined below) of Toreador, then, notwithstanding any other provision in the Amended and Restated 1994 Non-Employee Director Stock Option Plan to the contrary, all unmatured installments of stock options outstanding shall automatically be accelerated and exercisable in full.

     A Change of Control means any one of the following: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by Toreador’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of Toreador) (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of Toreador (and the “Affiliates” of such directors (as defined below) serving as such as of the date of the plan (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of Toreador’s then outstanding securities entitled generally to vote for the election of Toreador’s directors; (iii) the merger or consolidation of Toreador with or into any other entity if Toreador is not the surviving entity (or Toreador is the surviving entity but voting securities of Toreador are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of Toreador or the liquidation or dissolution of Toreador. Affiliate means any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     In case Toreador shall, at any time while any stock option under this Amended and Restated 1994 Non-Employee Director Stock Option Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property or (ii) dissolve, liquidate, or wind up its affairs, then, each stock option holder may thereafter receive upon exercise of his stock options (in lieu of each share of common stock of Toreador which such participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of common stock of Toreador.

     If Toreador makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the option prices then in effect with respect to each outstanding award will be reduced in proportion to the percentage reduction in the tangible book value of the shares of Toreador’s common stock as a result of such distribution provided, that in no event shall any adjustment of option prices in accordance with the terms of the Amended and Restated 1994 Non-Employee Director Stock Option Plan result in any option prices being reduced below the par value per share of the common stock.

     Stock options may also be granted under the Amended and Restated 1994 Non-Employee Director Stock Option Plan in substitution for stock options held by directors of a corporation, partnership or limited liability company who become non-employee directors of Toreador as a result of a merger, consolidation or stock acquisition.

Amendment of the Amended and Restated 1994 Non-Employee Director Stock Option Plan.

     The Board of Directors may at any time without the consent of the participants, alter, amend, revise, suspend, or discontinue the Amended and Restated 1994 Non-Employee Director Stock Option Plan in whole or in part; provided, however, that any amendment to the Amended and Restated 1994 Non-Employee Director Stock Option Plan shall be approved by stockholders if the amendment would:

•	Materially increase the benefits accruing to the non-employee directors;

•	Materially increase the number of securities which may be issued under the Amended and Restated 1994 Non-Employee Director Stock Option Plan; and

•	Materially modify the requirements as to eligibility for participation in the Amended and Restated 1994 Non-Employee Director Stock Option Plan.

     Unless required by law, no amendment may adversely affect any rights of participants or obligations of Toreador to participants with respect to any stock options granted under the Amended and Restated 1994 Non-Employee Director Stock Option Plan without the consent of the affected participant.

Certain Federal Income Tax Aspects.

     The federal income tax consequences, in general, of the Amended and Restated 1994 Non-Employee Director Stock Option Plan are as follows:

     A participant receiving a grant will not recognize income and Toreador will not be allowed a deduction at the time such an option is granted. When a participant exercises a stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Toreador or its subsidiaries or affiliates. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

     Special rule if option price is paid for in shares or by cashless exercise: If a participant pays the exercise price of a stock option with previously-owned shares of Toreador’s common stock, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will be taxable as ordinary income to the extent of their fair market value. The participant does not recognize income and Toreador receives no deduction as a result of the tax-free portion of the exchange transaction. If a participant pays the exercise price of a stock option through a cashless exercise using the procedures described in “Exercise of Awards” above, the participant will be deemed to have received all of the shares, including those used to pay the exercise price. The value of the stock on the date of exercise will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Toreador or its subsidiaries or affiliates. When the shares are sold to pay the exercise price, any amount received in excess of the fair market value of the shares will be treated as short-term capital gain. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as a short-term capital loss.

Differences between the Amended and Restated 1994 Non-Employee Director Stock Option Plan and the Current 1994 Non-Employee Director Stock Option Plan.

     The differences between the current 1994 Non-Employee Director Stock Option Plan and the Amended and Restated 1994 Non-Employee Director Stock Option Plan include but are not limited to the following:

•	The Amended and Restated 1994 Non-Employee Director Stock Option Plan increases the shares issuable upon exercise of options from 200,000 to 500,000.

•	The Amended and Restated 1994 Non-Employee Director Stock Option Plan provides for a non-employee director’s initial grant to remain at 10,000 shares as under the current 1994 Non-Employee Director Stock Option Plan, but also provides that each non-employee director is to receive 15,000 if they are a director at an annual meeting at which such director was not initially elected to be a director, whereas the current 1994 Non-Employee Director Stock Option Plan does not provide for grants other than initial grants.

•	The Amended and Restated 1994 Non-Employee Director Stock Option Plan permits participants to pay the exercise price by authorizing a third party to sell certain of the shares received pursuant to the exercise or pledging such shares received as collateral for a loan and delivering to Toreador a sufficient amount of sale or loan proceeds to pay the exercise price.

•	The Amended and Restated 1994 Non-Employee Director Stock Option Plan provides for administration of the plan by the Board of Directors of Toreador and the Amended and Restated 1994 Non-Employee Director Stock Option Plan provides for administration of the plan by a committee of at least two members of the Board of Directors or by the Board of Directors as a whole.

•	The duration of the current 1994 Non-Employee Director Stock Option Plan is set to terminated on September 8, 2004. The Amended and Restated 1994 Non-Employee Director Stock Option Plan will terminate May 16, 2012.

•	The “Change of Control” provisions are different.

•	Under the current 1994 Non-Employee Director Stock Option Plan, a “Change of Control” is defined as any one of the following: (i) the Toreador stockholders approve (a) a merger, consolidation or reorganization in which Toreador stockholders immediately prior to such transaction would not beneficially own after the transaction more than 50% of all shares of the surviving entity entitled to vote on the election of directors or in which the members of the Toreador board immediately prior to such transaction would not constitute a majority of the board of directors of the surviving entity after the transaction; (b) a sale, lease, exchange or other transfer of all or substantially all of Toreador’s assets; (c) any plan or proposal for liquidation or dissolution of Toreador; (ii) the members of the board as of the date this plan was adopted by the board (“Incumbent Directors”) cease to constitute a majority of the board; provided, however, any member of the board elected after the adoption of the plan by the board whose election or nomination for election is approved by a vote of at least a majority of the Incumbent Directors who are directors at the time of such vote, shall be considered an Incumbent Director; or (iii) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended), along with such person’s affiliates and associates (as both such terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended), become the beneficial owners (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of 20% of the then outstanding shares of Toreador common stock or the combined voting power to vote for members of the board other than as a result of acquisitions of such securities from Toreador.

•	Under the Amended and Restated 1994 Non-Employee Director Stock Option Plan, a “Change of Control” is defined as any one of the following: (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by Toreador’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of Toreador) (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of Toreador (and the “Affiliates” of such directors (as defined below) serving as such as of the date of the plan (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of Toreador’s then outstanding securities entitled generally to vote for the election of Toreador’s directors; (iii) the merger or consolidation of Toreador with or into any other entity if Toreador is not the surviving entity (or Toreador is the surviving entity but voting securities of Toreador are exchanged for securities of any other entity) and any person or group of persons (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of Toreador or the liquidation or dissolution of Toreador. Affiliate means any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

•	The result of a “Change of Control” under the current 1994 Non-Employee Director Stock Option Plan and the Amended and Restated Non-Employee Director Stock Option Plan is the same.

     The foregoing discussion of the differences between the current 1994 Non-Employee Director Stock Option Plan and the Amended and Restated 1994 Non-Employee Director Stock Option Plan is qualified in its entirety by the description of the Amended and Restated 1994 Non-Employee Director Stock Option Plan attached as Exhibit C.

Grants Based on Amended and Restated 1994 Non-Employee Director Stock Option Plan.

     Based on the issuances of stock option to directors for other than initial grants and the over issuance of stock options currently granted under the 1994 Non-Employee Director Stock Option Plan, of the 500,000 shares that are being requested to be authorized under the Amended and Restated 1994 Non-Employee Director Stock Option Plan, stock options to directors granting 210,000 shares pursuant to grants other than for initial grants to directors as set forth below will be ratified if the amendment is approved:

Name and Position	Number of Options

G. Thomas Graves III – Chief Executive Officer and President	0
John Mark McLaughlin – Chairman of the Board of Directors	35,000
Edward C. Marhanka – Vice President-Engineering U.S. Operations	0

Name and Position	Number of Options

Douglas W. Weir – Senior Vice President-Chief Financial Officer	0
Michael J. FitzGerald – Senior Vice President-Exploration and Operations	0
All five executive officers as a group	35,000
All current directors who are not executive officers as a group (8 individuals)	140,000
All employees, including all current officers who are not executive officers, as a group	0

     In addition, stock options exercisable into 35,000 shares were issued to J.W. Bullion who was a director until he resigned effective February 11, 2002 for other than for an initial grant under the current 1994 Non-Employee Director Stock Option Plan.

     THE TOREADOR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN WHICH AMONG OTHER ITEMS INCREASES THE NUMBER OF SHARES AUTHORIZED PURSUANT TO SUCH PLAN FROM 200,000 TO 500,000 SHARES AND THE RATIFICATION OF THE ISSUANCE OF THE STOCK OPTIONS PREVIOUSLY GRANTED PURSUANT TO THE CURRENT 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

PROPOSAL FOUR

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors proposes to amend and restate Toreador’s certificate of incorporation. The Board of Directors believes that, due to the fact that the current Certificate of Incorporation dates back to 1951 and has been amended several times, it is difficult to determine the provisions which are currently in effect and that the Certificate of Incorporation, as amended, does not reflect certain provisions of Delaware law now applicable to Delaware corporations. The provisions of the proposed Amended and Restated Certificate of Incorporation and the differences between such provisions and the provisions of the current Certificate of Incorporation, as amended, are summarized below. All such statements are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit D.

•	Name

•	Article FIRST of the Amended and Restated Certificate of Incorporation is the same as Article FIRST of the current Certificate of Incorporation, as amended.

•	Registered Agent

•	Article SECOND of the Amended and Restated Certificate of Incorporation updates the address of Toreador’s registered agent from the address set forth in the current Certificate of Incorporation, as amended.

•	Corporate Activities/Perpetual Existence

•	Article THIRD of the Amended and Restated Certificate of Incorporation provides that Toreador may engage in any lawful activity for which a corporation may be organized under the Delaware General Corporation Law and that Toreador has a perpetual existence.

•	Article THIRD of the current Certificate of Incorporation, as amended, provides a number and wide range of activities which Toreador can transact, promote and carry on involving petroleum, gas, coal and other minerals and relating to operating such business and includes the provision that “The Corporation shall be authorized to exercise and enjoy all other powers, rights and privileges granted to corporations of this character by the laws of the State of Delaware, as in force from time to time, so far as not in conflict herewith, and the enumeration of certain powers as herein specified is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges granted or conferred by said laws now or hereafter in force.”

•	Although the Toreador Board of Directors does not anticipate changing Toreador’s present lines of business, it does believe that the typical contemporary general provision providing that Toreador may engage “in any lawful activity for which a corporation may be organized under the Delaware General Corporation Law” is appropriate to avoid any future issues on what Toreador activities may or may not specifically be covered by one or more of the authorized activities which Toreador can transact, promote and carry on under the current Certificate of Incorporation, as amended.

•	Article SIXTH of the current Certificate of Incorporation, as amended, provides for Toreador having a perpetual existence.

•	Authorized Shares/Rights of Stockholders

•	Article FOURTH, Section 1 of the Amended and Restated Certificate of Incorporation provides for the number of authorized shares of common stock, par value $.15625 per share to be increased from 20,000,000 to 30,000,000. Only _________ shares of common stock of the 20,000,000 presently authorized are unissued and unreserved. As of April __, 2002, there were _______ shares issued and outstanding and approximately ________ shares reserved for issuance under employee benefit plans, stock option agreements, warrants, convertible debentures and contingent payments to former Madison stockholders. The additional shares, if issued, would have the same rights as the shares of common stock now outstanding.

•	The Board of Directors has no present plans, agreements, commitments or understandings for the issuance or use of these proposed additional shares, other than as described in this proxy statement. The Toreador Board of Directors believes that the proposed increase is in the best interests of Toreador and its stockholders. It is important for the Board of Directors to have the flexibility to act promptly to meet future business needs as they arise. Sufficient shares should be readily available to maintain Toreador’s financing and capital raising flexibility, for stock splits and stock dividends, acquisitions and mergers, employee benefit plans and other proper business purposes. By having additional shares readily available for issuance, the Board of Directors will be able to act expeditiously without spending the time and incurring the expense of soliciting proxies and holding special meetings of stockholders. However, the Board of Directors may issue additional shares of common stock without action on your part only if the action is permissible under Delaware law and the rules of The Nasdaq National Market or any other stock exchange on which Toreador’s common stock is listed.

•	Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders. The increase in the number of authorized shares could have an anti-takeover effect, although that is not its intention. For example, if Toreador were the subject of a hostile takeover attempt, we could try to impede the takeover by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to Toreador could discourage unsolicited takeover attempts, thereby limiting the opportunity for Toreador’s stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of Toreador, and this increase in authorized shares is not being presented with the intent that it be utilized as a type of anti-takeover device.

•	Article FOURTH, Section 2 of the Amended and Restated Certificate of Incorporation provides that the Toreador Board of Directors is authorized to issue shares of preferred stock in a series and establish the number of shares, designation, powers, preferences, rights, qualifications, limitations or restrictions of each series and that all shares of a series shall be identical, except that shares of a series issued at different times may differ as to dates from which dividends thereon shall be cumulative.

•	Article FOURTH, Section 2 of the current Certificate of Incorporation, as amended, specifically sets out the power of the Board of Directors to determine the designation of a series of preferred stock, the number of shares of a series, the stated value of the shares of a series, the voting rights of a series, the dividends of a series, the redemption rights of a series, the liquidation rights of a series, the retirement or sinking fund obligations of Toreador for a series, the convertibility or exchangeability rights of a series, the limitations or restrictions on Toreador while any shares of a series are outstanding, and any other powers, preferences and other special rights of a series. In addition, Article FOURTH, Section 2 of the current Certificate of Incorporation, as amended, also provides that all shares of a series shall be identical, except that shares of a series issued at different times may differ as to dates from which dividends thereon shall be cumulative.

•	Article FOURTH, Section 2 of the Amended and Restated Certificate of Incorporation provides the Toreador Board of Directors with substantially the same powers regarding establishing a series of preferred stock and the specific provisions regarding a series a preferred stock as Article FOURTH of the current Certificate of Incorporation, as amended. However, the new section is more concise and reflects recent verbiage for expressing such power.

•	Exhibit A to the Amended and Restated Certificate of Incorporation sets forth the number of shares, voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions for the currently authorized and outstanding Series A Convertible Preferred Stock. Exhibit A is the same as the Certificate of Designation of Series A Convertible Preferred Stock, as amended, which is part of the current Certificate of Incorporation, as amended.

•	Article FOURTH, Section 3 of the Amended and Restated Certificate of Incorporation sets forth the voting rights, dividend rights, and liquidation rights of holders of common stock and such rights are the same as the rights of holders of common stock set forth in Article FOURTH, Section 3 of the current Certificate of Incorporation, as amended.

•	Minimum Amount of Capital

•	Article FIFTH of the current Certificate of Incorporation, as amended, regarding the minimum amount of capital with which Toreador commenced business is not required to be included in the Amended and Restated Certificate of Incorporation since Toreador is already doing business.

•	Stockholders Not Responsible for Corporate Debts

•	Article SEVENTH of the current Certificate of Incorporation, as amended, regarding the fact that the private property of the stockholders shall not be subject to the payment of corporate debts is not included in the Amended and Restated Certificate of Incorporation since the fact that stockholders do not have to pay corporate debts is included in the rights of a stockholder under Delaware law and the contemporary practice is not to reiterate such a stockholder right in certificates of incorporation.

•	Number of Directors

•	Article FIFTH of the Amended and Restated Certificate of Incorporation provides that the number of directors shall be fixed in the manner provided in Toreador’s bylaws, but such number shall be at least one plus such number as may be elected pursuant to the terms of any series of preferred stock. The current Certificate of Incorporation, as amended, does not contain a similar provision.

•	Powers of the Board of Directors

•	Article SIXTH of the Amended and Restated Certificate of Incorporation provides that all of Toreador’s powers that can lawfully be vested in the Board of Directors by the Amended and Restated Certificate of Incorporation are given to the Board of Directors, and the Board of Directors specifically has the power to make, adopt, alter, amend, and repeal the bylaws and make new bylaws.

•	Article EIGHTH of the current Certificate of Incorporation, as amended, in furtherance of and not in limitation of the powers granted to the Board of Directors by Delaware law, provides that the Board of Directors is expressly authorized to (i) issue bonds, debentures and other obligations of Toreador, (ii) remove, with or without cause, upon the affirmative vote of a majority of the members of the Board of Directors then in office, any officer elected or appointed by the Board of Directors, (iii) remove, with or without cause, any other officer or employee of Toreador or confer such power to a committee or other officer, (iv) make, alter, amend and repeal the bylaws, subject to the power of the stockholders to alter, amend or repeal any such action taken by the Board of Directors, (v) set up a reserve for a proper purpose out of funds available for dividends, and (vi) upon the affirmative vote of a majority of the member of the Board of Directors then in office, designate committees consisting of at least two members of the Board of Directors, which committees shall exercise the powers of the Board of Directors to the extent provide by the Board of Directors.

•	The Toreador bylaws authorize the Board of Directors to (i) manage Toreador’s business and affairs with all the powers of Toreador and do all lawful acts and things not required by statute, the certificate of incorporation or the bylaws to be directed, exercised or done by the stockholders, (ii) remove an officer whenever in the judgment of the Board of Directors the best interests of Toreador will be served by such removal, (iii) repeal, alter or amend the bylaws, subject to the right under Delaware law for the stockholders to repeal, alter or amend the bylaws, (iv) create a reserve out of earned surplus to provide for contingencies, equalize dividends, repair and maintain any property or for any other purpose beneficial to Toreador, and (v) appoint an executive committee or other committees of the Board of Directors consisting of at least two members of the Board of Directors and such committees shall have such powers as provided by the Board of Directors. The Toreador bylaws can be amended by the Board of Directors without obtaining stockholder approval.

•	Toreador’s Board of Directors believes that Article SIXTH of the Amended and Restated Certificate of Incorporation reflects more current verbiage regarding authorizing the Board of Directors to act on behalf of Toreador. Additionally, the bylaws set forth many of the specifics currently contained in the Certificate of Incorporation, as amended. Therefore, Toreador’s Board of Directors believes Article SIXTH of the Amended and Restated Certificate of Incorporation is more concise and appropriate. The Toreador bylaws can be amended by the Board of Directors without obtaining stockholder approval.

•	Compromises, Arrangements, and Reorganizations in Delaware Court

•	Article SEVENTH of the Amended and Restated Certificate of Incorporation provides that when compromises or arrangements are proposed between Toreador and its creditors or between Toreador and its stockholders, any Delaware court of equitable jurisdiction may, upon application, order a meeting of the creditors or stockholders. If a majority in number representing 75% in value of the creditors or class of creditors, and/or the stockholders or class of stockholders agree to any compromise or arrangement and to any reorganization of Toreador as a result of such compromise or arrangement and the court sanctions such compromise or arrangement and reorganization of Toreador, then such compromise or arrangement and reorganization of Toreador shall be binding on all creditors or class of creditors and/or all stockholders or class of stockholders as well as on Toreador. The current Certificate of Incorporation, as amended, does not contain a provision similar to Article SEVENTH of the Amended and Restated Certificate of Incorporation; however, the Board of Directors believes that this provision reflects more current verbiage for certificates of incorporation and should be included in the Amended and Restated Certificate of Incorporation.

•	Incorporators

•	Article TENTH of the current Certificate of Incorporation, as amended, lists the incorporators of Toreador and is not an appropriate provision for the Amended and Restated Certificate of Incorporation and has not been included therein.

•	Interested Transactions

•	Article ELEVENTH of the current Certificate of Incorporation, as amended, permits Toreador to enter into agreements with its directors or entities which Toreador’s directors are involved so long as the terms of the agreements are fair and provides that any agreement or act of Toreador which is ratified by the holders of a majority of the stock entitled to vote on such issue shall be valid and binding as though ratified by every Toreador stockholder. Article ELEVENTH also provides that the failure of Toreador to submit an agreement or act to stockholders for approval or ratification does not invalidate the agreement or act.

•	The Amended and Restated Certificate of Incorporation does not contain a provision similar to Article ELEVENTH of the current Certificate of Incorporation, as amended. The Toreador bylaws provide that any contract or transaction between Toreador and any of its directors, officers or stockholders or any entity in which any of its directors, officers or stockholders are directly or indirectly interested is valid even if such director, officer or stockholder is present at or participates in the meeting at which the decision by Toreador to enter into such contract or transaction is made if such interest is known by or disclosed to the Board of Directors and is approved by a majority of the disinterested directors present or if such interest is known by or disclosed to the stockholders and is approved by the holders of a majority of the shares present. In addition, the bylaws provide that the failure to obtain approval by the disinterested directors or the stockholders does not invalidate a contract or transaction which would otherwise be valid. In addition, Delaware law provides that a contract or transaction between a corporation and any of its directors or officers or entities in which any of its directors or officers has a financial interest is not void solely for because the director or officer is present at or participates in the meeting at which the contract or transaction is authorized if the contract or transaction is fair to the corporation. The Toreador bylaws can be amended by the Board of Directors without obtaining stockholder approval.

•	Since Toreador’s bylaws and Delaware law set forth specific guidance regarding transactions with interested directors, officers and stockholders, the Toreador Board of Directors believes that the Amended and Restated Certificate of Incorporation does not need to include such guidance.

•	Limitation on Director Liability

•	Article EIGHTH of the Amended and Restated Certificate of Incorporation is substantially similar to Article TWELFTH, Part A of the current Certificate of Incorporation, as amended.

•	Indemnification

•	Article NINTH of the Amended and Restated Certificate of Incorporation requires Toreador to indemnify any person who is, or is threatened to be made, a party to a proceeding due to the fact that such person (i) is or was a director or officer of Toreador or (ii) is or was serving at Toreador’s request as a director, officer, partner, venturer, proprietor, trustee, employee, agent for a corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, to the fullest extent permitted under the Delaware General Corporation Law. Article TWELFTH, Part B of the current Certificate of Incorporation, as amended, provides for similar indemnification, although Article NINTH of the Amended and Restated Certificate of Incorporation reflects more current verbiage for a Delaware certificate of incorporation.

•	Location of Stockholder Meetings/Corporate Records

•	Article THIRTEENTH of the current Certificate of Incorporation, as amended, provides that stockholder meetings may be held outside of Delaware if the bylaws provide and that the Toreador books may be kept outside of Delaware as determined by the Board of Directors or the bylaws. Since the Toreador bylaws and Delaware General Corporate Law provide that Toreador may have its stockholder meetings outside of Delaware and the Toreador bylaws provide that Toreador’s books and records shall be kept at its registered office or principal place of business, or at the office of its transfer agent or registrar, the Board of Directors believes that a modern certificate of incorporation does not need to set forth where the stockholder meetings or Toreador’s books and records shall be kept and such a provision is not included in the Amended and Restated Certificate of Incorporation. Toreador’s bylaws may be amended by the Board of Directors without obtaining stockholder approval.

•	Amending Certificate of Incorporation

•	Article FOURTEENTH of the current Certificate of Incorporation, as amended, provides that except as limited in such document, Toreador may amend, alter, change or repeal any provision in the current Certificate of Incorporation, as amended. The Delaware General Corporation Law provides the procedure for amending a certificate of incorporation; therefore, a provision similar to Article FOURTEENTH of the current Certificate of Incorporation, as amended, is not included in the Amended and Restated Certificate of Incorporation.

     THE TOREADOR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

AUDITORS

     Ernst & Young LLP, which has served as Toreador’s independent public accountants since 1999, has been selected to audit the financial statements of Toreador for the year ended December 31, 2002. This selection will not be submitted to stockholders for ratification or approval. Ernst & Young LLP has informed Toreador that they are independent with respect to Toreador within the meaning of the applicable published rules of the Securities and Exchange Commission, the pronouncements of the Independence Standards Board, and Rule 101 of the American Institute of Certified Public Accountant’s Code of Professional Ethics, its interpretations and rulings. Fees incurred during 2001 amounted to $284,314, composed of $74,014 for the audit of the most recent fiscal year, and $210,300 for all other services, composed of $121,267 for services rendered in connection with acquisitions, $14,800 for tax consulting and $74,233 for miscellaneous services.

     Representatives of Ernst & Young LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.

STOCKHOLDERS’ PROPOSALS

     It is currently contemplated that Toreador’s 2003 Annual Meeting of Stockholders will take place on May 15, 2003. Any stockholder who intends to present a proposal at the 2003 Annual Meeting of Stockholders, and who wishes to have a proposal included in Toreador’s proxy statement for that meeting, must deliver the proposal to Toreador’s Secretary at Toreador’s offices in Dallas, Texas, for receipt not later than December __, 2002. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the SEC will be considered untimely after February __, 2003. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     A record of the Company’s activities is contained in the enclosed 2001 Annual Report to stockholders and the Annual Report on Form 10-K for the year ended December 31, 2001, including Management’s Discussion and Analysis of Financial Condition and Results of Operations and Report of Independent Accountants.

By Order of the Board of Directors,

John Mark McLaughlin Chairman of the Board of Directors

EXHIBIT A

TOREADOR ROYALTY CORPORATION
AMENDED AND RESTATED 1990 STOCK OPTION PLAN
(As last amended, effective as of September 24, 1998)

     The purpose of the 1990 Stock Option Plan is to provide an incentive for officers, key employees and key consultants of Toreador Royalty Corporation, a Delaware corporation (the “Corporation”) or its Affiliates, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Affiliates. It is further intended that the options granted pursuant to this Plan will be either incentive stock options or nonqualified stock options.

Article I
Definitions

     For the purposes of this Plan, in addition to the other terms specifically defined elsewhere herein, the following terms shall have the meanings indicated unless the context requires otherwise:

     “Affiliate” means (a) any corporation, other than the Corporation, in an unbroken chain of corporations ending with the Corporation if, at the time of granting of the Stock Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty-percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (b) any corporation, other than the Corporation, beginning with the Corporation if, at the time of granting of the Stock Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty-percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     “Board” means the board of directors of the Corporation.

     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 2 of this Plan.

     “Common Stock” means the common stock which the Corporation is currently authorized to issue or may in the future be authorized to issue.

     “Corporation” means Toreador Royalty Corporation, a Delaware corporation.

     “Date of Grant” means the effective date on which a Stock Option is awarded to a Participant as set forth in the Option Agreement.

     “Disability” means total and permanent disability as defined in Section 22(e) of the Code.

     “Eligible Participant” shall have the meaning set forth in Section 5.1 hereof.

     “Fair Market Value” means, as of a particular date, (a) the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (c) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

     “Independent Third Party” means an individual or entity independent of the Corporation having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

     “Incentive Stock Option” means an option to purchase shares of Common Stock granted to an Eligible Participant pursuant to Article V and which is intended to qualify as an incentive stock option under Section 422 of the Code.

     “1934 Act” means the Securities Exchange Act of 1934, as amended.

     “Nonemployee Director” means any director who is not an employee of the Corporation or any Affiliate.

     “Nonqualified Stock Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article IV and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

     “Option Agreement” means a written agreement between the Corporation and a Participant that sets forth the terms, conditions and limitations applicable to a Stock Option.

     “Participant” means any employee or Nonemployee Director of the Corporation or any Affiliate of the Corporation who is, or who is proposed to be, a recipient of a Stock Option.

     “Plan” means the Toreador Royalty Corporation 1990 Stock Option Plan, as it may be amended from time to time.

     “Spread” shall have the meaning set forth in Article XII hereof.

     “Stock Dividend” means a dividend or other distribution declared on the shares of Common Stock payable in (i) capital stock of the Corporation or any Affiliate of the Corporation, or (ii) rights, options or warrants to receive or purchase capital stock of the Corporation or any Affiliate of the Corporation, or (iii) securities convertible into or exchangeable for capital stock of the Corporation or any Affiliate of the Corporation, or (iv) any capital stock received upon the exercise, or with respect to, the foregoing.

     “Stock Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

     “Termination for Cause” means : (1) for any person other than Nonemployee Directors, Termination of Service by the Board or the Board of Directors of an Affiliate because of incompetence, insubordination, dishonesty, or other acts detrimental to the interest of the Corporation or its Affiliates, or any material breach by the Participant of any employment, nondisclosure, covenant not to compete, or other contract with the Corporation or one of its Affiliates; (2) for Nonemployee Directors, Termination of Service on account of any act of (a) fraud, or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation. Termination for Cause shall be determined by the Board or, if applicable, the Board of Directors of an Affiliate, in its sole discretion and in good faith.

     “Termination of Service” means termination of employment with the Corporation and all of its Affiliates for an employee, termination of service as a director for a Nonemployee Director, or the expiration or termination of the contract between a Participant who is an independent contractor and the Corporation or any Affiliate.

Article II
Administration

     Subject to the terms of this Article II, the Plan shall be administered by the Committee which shall consist of not less than three (3) members of the Board. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a “disinterested person”, as that term is defined in Rule 16b-3 promulgated under the 1934 Act, and an “outside director” under Section 162(m) of the Code.

     The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall have exclusive power to:

a.	Designate, from time to time, the particular officers, key employees, Nonemployee Directors of the Corporation, and consultants to whom Stock Options will be granted;

b.	Designate the time or times when Stock Options will be granted;

c.	Determine the number of shares of Common Stock subject to issuance pursuant to any Stock Option award, and all of the terms, conditions, restrictions and limitations, if any, of an award of Stock Options, including the time and conditions of exercise or vesting;

d.	Accelerate the vesting or exercise of any Stock Options when such actions would be in the best interests of the Corporation;

e.	Interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; and

f.	Make such other determinations and take such other action as it deems necessary or advisable in connection with the foregoing.

     The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Stock Options issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Corporation and all Participants.

Article III
Shares Subject to the Plan

     Subject to the provisions of Articles XI and XII of the Plan, the maximum number of shares of Common Stock issuable pursuant to the exercise of Stock Options granted under the Plan shall be 500,000 shares of Common Stock. The Committee and the appropriate officers of the Corporation shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance pursuant to this Plan. Shares of Common Stock subject to Stock Options that (i) are forfeited or terminated, (ii) expire unexercised, (iii) are settled in cash in lieu of Common Stock, or (iv) are exchanged for Common Stock owned by the Participant upon exercise of a Stock Option, shall immediately become available for the subsequent granting of Stock Options; provided, however, that in no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 500,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised. Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Corporation in its treasury.

Article IV
Stock Option Grants

     4.1 Eligibility. The Committee shall, from time to time, select the particular officers, key employees, and key consultants of the Corporation and its Affiliates to whom the Stock Options are to be granted and/or distributed in recognition of each such Participant’s contribution to the Corporation’s or the Affiliate’s success. Nonemployee Directors who do not elect to decline to participate pursuant to the following sentence will be eligible to receive Stock Options as provided in Section 4.2. A director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Committee within ten days after his or her initial election to the Board, to decline to participate in the Plan.

     4.2 Grant of Stock Options. All grants of Stock Options under this Article IV shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by an Option Agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, the vesting schedule, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the Option Agreement shall also include provisions that may be necessary to assure that the option is an Incentive Stock Option under the Code. The Corporation shall execute Option Agreements upon instructions from the Committee. Any Nonemployee Director who does not, in accordance with Section 4.1, decline to participate shall, on the date that is ten days after his or her initial election as a director of the

Corporation, automatically be granted a Stock Option to purchase 10,000 shares of Common Stock, as adjusted in accordance with Article XI. Any Nonemployee Director who does not, in accordance with Section 4.1, decline to participate shall, on the date that is ten days after an annual meeting of the Company, automatically be granted a Stock Option to purchase 5,000 shares of Common Stock, as adjusted in accordance with Article XI. The options will be granted at fair market value on the grant date and become exercisable, subject to certain conditions, in three equal annual installments on the first three anniversaries of the grant date and terminate ten years from the grant date unless terminated sooner as a result of the death or termination of directorship of the holder thereof. If, on the Date of Grant of a Stock Option to a Nonemployee Director, fewer shares of Common Stock remain available for grant than are necessary to permit the grant of Stock Options to each person entitled to receive a Stock Option, then a Stock Option covering an equal number of whole shares of Common Stock, up to 10,000 shares or 5,000 shares, as the case may be, shall be granted to each Nonemployee Director who has not previously been granted a Stock Option.

     4.3 Exercise Price. The exercise price for a Nonqualified Stock Option shall not be less than the Fair Market Value per share of the Common Stock on the Date of Grant. Subject to the terms of Section 5.1 hereof, the exercise price for an Incentive Stock Option shall be equal to the Fair Market Value per share of the Common Stock on the Date of Grant. Notwithstanding anything to the contrary contained in this Section 4.3, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

     4.4 Option Period. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the expiration of its option period. The Committee may provide for the vesting and exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. In addition to the provisions contained elsewhere herein concerning automatic acceleration of unmatured installments of Stock Options, the Committee shall have the right to accelerate the time at which any Stock Option granted to a Participant shall become vested, or exercisable.

Article V
Limits on Incentive Stock Options

     5.1 Eligibility; Option Period. Only employees of the Corporation or a Affiliate may receive an Incentive Stock Option. Notwithstanding the provisions of Section 4.4 hereof, if a Participant eligible to receive an Incentive Stock Option under Section 422 of the Code (an “Eligible Participant”) owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Corporation (or any Affiliate of the Corporation) and an Incentive Stock Option is granted to such Eligible Participant, the option period term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant. In addition, the option price of any such Incentive Stock Option granted to any such Eligible Participant owning more than 10% of the combined voting power of all classes of stock of the Corporation (or any Affiliate of the Corporation) shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     5.2 Limitation on Exercises of Shares Subject to Incentive Stock Options. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code; to the extent that any grant exceeds such $100,000 calendar year limit, the portion of such granted Stock Option shall be deemed a Nonqualified Stock Option.

     5.3 Disqualifying Disposition. If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an Eligible Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares to such Eligible Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Eligible Participant shall notify the Corporation in writing of the date and terms of such disposition. A disqualifying disposition by an Eligible Participant shall not affect the status of any other Stock Option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

     5.4 Termination. Notwithstanding the provisions of Article VII, the option period of an Eligible Participant’s Incentive Stock Options shall terminate no later than ninety (90) days after such Participant’s Termination of Service with the Corporation and its Affiliates; provided, that if such service terminates by reason of the death or Disability of the Participant, then the option period of such Participant’s Incentive Stock Options shall terminate no later than twelve (12) months after such termination by reason of death or Disability.

Article VI
Exercise of Stock Options; Restricted Stock

     6.1 Exercise of Options.

     (a)  Options granted to employees, consultants, and Nonemployee Directors shall be exercisable in accordance with the terms of the applicable Option Agreement.

     (b)  Except as otherwise provided in Section 14.2, a Stock Option may be exercised solely by the Participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

     (c)  The purchase price of the shares as to which a Stock Option is exercised shall be paid in full at the time of the exercise. The full purchase price of shares purchased shall be paid upon exercise of the Stock Option in cash, or, with the consent of the Committee, with shares of Common Stock previously owned by the Participant or, with the consent of the Committee, by a combination of cash and such shares. Additionally, the Committee in its sole discretion may provide for payment of the exercise price, (a) by loans from the Corporation or (b) by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Corporation of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise. No holder of a Stock Option shall be, or have any of the rights or privileges of, a shareholder of the Corporation in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Corporation to such holder.

     6.2 Restricted Stock. Each Option Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of Common Stock acquired pursuant to an Option Agreement granted hereunder or otherwise and such restrictions on the transferability of shares of the Common Stock acquired pursuant to an Option Agreement hereunder or otherwise as the Committee in its sole and absolute discretion shall deem proper and advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Participant render substantial services to the Corporation or its Affiliates for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and shareholders of the Corporation other than the

Participant of such share of Common Stock who is a party to the particular Option Agreement or a subsequent holder of the shares of Common Stock who is bound by such Option Agreement. Such Certificates for shares of Common Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

The shares of Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of the Corporation or its legal counsel, such sale, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.

Article VII
Termination of Service

     Upon the Termination of Service of a Participant for any reason, the specific Option Agreement shall govern the treatment of any unexercised Stock Options. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of a Stock Option for any period that is not beyond the applicable expiration date thereof, accelerate the vesting or exercisability of a Stock Option, eliminate or make less restrictive any restrictions contained in a Stock Option, waive any restriction or other provision of this Plan or a Stock Option or otherwise amend or modify the Stock Option in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.

     Except as otherwise set forth above, or as provided in Section 5.4 with respect to Incentive Stock Options, a Participant’s Stock Options may be exercised as follows in the event of such Participant’s Termination of Service:

(a) Death. In the event of the Participant’s death prior to Termination of Service, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Options may be exercised for a period of twelve (12) months after the Participant’s death or until expiration of the option period (if sooner), by the Participant’s estate or personal representative(s), or by the person(s) who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant’s death;

(b) Disability. In the event of a Participant’s (other than a Nonemployee Director) Termination of Service as the result of Disability, then all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Options may be exercised by such Participant or his guardian or legal representative for a period of twelve (12) months after such termination or until expiration of the option period (if sooner);

(c) Termination for Cause. In the event of the Participant’s Termination for Cause, then all unvested Stock Options, or any unvested portion thereof, shall not be exercisable and shall thereupon immediately terminate; and

(d) Other Termination. In the event of a voluntary Termination of Service by a Participant (including as a result of retirement by that Participant) or Termination of Service of a Participant by the Corporation or its Affiliate for any other reason, then all vested Stock Options may be exercised for a period of three (3) months after such termination or until expiration of the option period (if sooner) and upon such date, all of the Participant’s outstanding Stock Options shall thereupon immediately terminate.

Notwithstanding the foregoing, an individual grant of a Stock Option to a Participant under the Plan may provide, pursuant to the terms of the particular Option Agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Option with respect to any Termination of Service by such Participant.

Article VIII
Amendment or Discontinuance

     Subject to the limitations set forth in this Article VIII, the Committee may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part. In the event of any amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Option Agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article VIII shall adversely affect any rights of Participants or obligations of the Corporation to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

Article IX
Effect of the Plan

     Neither the adoption of this Plan nor any action of the Committee shall be deemed to give any employee, consultant or Nonemployee Director any right to be granted a Stock Option or to purchase or receive Common Stock of the Corporation or any other rights except as may be evidenced by an Option Agreement, or any amendment thereto, duly authorized by and executed on behalf of the Corporation and then only to the extent of and upon and subject to the terms and conditions expressly set forth therein.

Article X
Term

     The Plan shall be submitted to the Corporation’s stockholders for their approval; adoption of the Plan by the Corporation and the award of any Option Agreement hereunder shall be subject to and conditioned upon such stockholders’ approval of the Plan. Unless sooner terminated by action of the Board, the Plan will terminate on the 24th day of September, 2008. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

Article XI
Capital Adjustments

     If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then and in such event:

(i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Corporation’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

(ii) Appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Corporation’s issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

     Any fractional shares resulting from any adjustment made pursuant to this Article XI shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Corporation of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

Article XII
Recapitalization, Merger and Consolidation

(a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Subject to any required action by the stockholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

(c) In the event of any reorganization, merger or consolidation pursuant to which the Corporation is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Corporation, there may be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Corporation in respect of each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing, however, the Committee, in its sole discretion, may cancel all such Stock Options as of the effective date of any such reorganization, merger or consolidation, or of any such proposed sale of substantially all of the assets of the Corporation, or of any dissolution or liquidation of the Corporation, and either:

(i) give notice to each holder thereof or his personal representative of its intention to cancel such Stock Options and permit the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Options would not otherwise be exercisable; or

(ii) pay the holder thereof an amount equal to a reasonable estimate of an amount (hereinafter the “Spread”) equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such Stock Options. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Corporation receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Corporation, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Corporation after giving effect to expenses and charges, including but not limited to taxes, payable by the Corporation before such liquidation could be completed.

(d) In the event of a “Change in Control” of the Corporation, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full. Such acceleration of exercisability shall not apply to a given Stock Option granted to any Participant other than Nonemployee Directors if any surviving acquiring corporation agrees to assume such Stock Option in connection with the Change in Control. For the purposes of this Plan, a “Change in Control” shall mean any one of the following: (i) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Corporation’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Corporation) (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of the Corporation (and the “Affiliates” of such directors, as that term is defined below) serving as such as of the date of this Plan (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of the Corporation’s then outstanding securities entitled generally to vote for the election of the Corporation’s directors; (iii) the merger or consolidation of the Corporation with or into any other entity if the Corporation is not the surviving entity (or the Corporation is the surviving entity but voting securities of the Corporation are exchanged for securities of any other entity) and any person or group of persons (as defined above) (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of the Corporation or the liquidation or dissolution of the Corporation. The term “Affiliate” with respect to any person shall mean any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

(e) Notwithstanding sub-Section (c) above of this Article XII, in case the Corporation shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property or (ii) dissolve, liquidate, or wind up its affairs, then, provided that the Committee so determines in its sole discretion, each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Corporation which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Corporation. In the event that the Corporation shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Corporation’s Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

(f) Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Corporation shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Corporation within thirty (30) days after receipt thereof by such Participant.

Article XIII
Options in Substitution for Stock Options
Granted by Other Corporations

     Stock Options may be granted under the Plan from time to time in substitution for such stock options held by employees of a corporation who become or are about to become employees of the Corporation or a Affiliate as the result of a merger or consolidation of the employing corporation with the Corporation or a Affiliate or the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Affiliate. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

Article XIV
Miscellaneous Provisions

     14.1 Exercise of Stock Options. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Option Agreements.

     14.2 Assignability. A Stock Option granted to a Participant optionee may not be transferred or assigned other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of the Stock Options granted to a Participant to be on terms which permit transfer by such Participant to (A) the spouse, ex-spouse, children, step children or grandchildren of the Participant (“Immediate Family Members”), (B) a trust or trusts for the exclusive benefit of one or more Immediate Family Members, or (C) a partnership or limited liability company in which one or more Immediate Family Members are the only partners or members, so long as (i) the Option Agreement evidencing any option granted pursuant to this Plan is approved by the Committee and expressly provides for transferability in a manner consistent with this Section 14.2 and (ii) subsequent transfers of such option shall be prohibited except for transfers by will or the laws of descent and distribution. Furthermore, the Committee may, in its discretion, authorize all or a portion of the Stock Options granted to a Participant to be on terms which permit transfer by such Participant to other entities or persons to whom the Committee may in its discretion permit transfers of the option. Notwithstanding any provision contained herein to the contrary, in the case of an Incentive Stock Option, any transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive Stock Option under Section 422 of the Code, or any successor provision. Any attempted assignment or transfer in violation of this Section 14.2, including an attempted assignment or transfer in connection with a divorce, any domestic relations order, or pursuant to any other court order shall be null and void.

     14.3 Investment Intent. The Corporation may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment purposes and not with a view to their distribution.

     14.4 Allotment of Shares. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Stock Options to Participants under the Plan. The grant of a Stock Option to a Participant shall not, by itself, be deemed either to entitle the Participant to, or to disqualify the Participant from, participation in any other grant of Stock Options under the Plan.

     14.5 No Right to Continue Employment. This Plan does not constitute a contract of employment. Nothing in the Plan or in any Stock Option confers upon any employee the right to continue in the employ of the Corporation or interferes with or restricts in any way the right of the Corporation to discharge any employee at any time (subject to any contract rights of such employee).

     14.6 Stockholders’ Rights. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

     14.7 Tax Requirements. Any Participant who exercises any Stock Option shall be required to pay the Corporation the amount of all taxes which the Corporation is required to withhold as a result of the exercise of the Stock Option. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the employee then owns, which shares have an aggregate Fair Market Value equal to the required withholding payment, or any combination thereof. With respect to the exercise of a Nonqualified Stock Option, the Participant’s obligation to pay such taxes may be satisfied by the following, or any combination thereof: (i) the delivery of cash to the Corporation in an amount necessary to satisfy the required tax withholding obligation of the Corporation and/or (ii) the actual delivery by the exercising Participant to the Corporation of shares of Common Stock which the Participant owns and/or the Corporation’s withholding of a number of shares to be delivered upon the exercise of the Stock Option), which shares so delivered or withheld have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. Any such withholding payments with respect to the exercise of a Nonqualified Stock Option made by a Participant in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty (30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option.

     14.8 Indemnification of Committee. No current or previous member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Committee and each and any officer or employee of the Corporation acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Corporation’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

     14.9 Restrictions. This Plan, and the granting and exercise of Stock Options hereunder, and the obligation of the Corporation to sell and deliver Common Stock under such Stock Options, shall be subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required. No Common Stock or other form of payment shall be issued with respect to any Stock Option unless the Corporation shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Corporation. Unless the Stock Options and Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising a Stock Option under this Plan may be required by the Corporation to give a representation in writing in form and substance satisfactory to the Corporation to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof. If any provision of this Plan is found not to be in compliance with such rules, such provision shall be null and void to the extent required to permit this Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or quoted, and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

     14.10 Gender and Number. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

* * * * *

     IN WITNESS WHEREOF, the Corporation has caused this instrument to be executed as of the 24th day of September, 1998 by its Chief Executive Officer pursuant to prior action taken by the Board.

TOREADOR ROYALTY CORPORATION

By:	/s/ G. THOMAS GRAVES III

President and Chief Executive Officer

Attest:

/s/ KAREN GASSETT
Assistant Secretary

EXHIBIT B

AMENDMENT NUMBER ONE
TO THE
TOREADOR RESOURCES CORPORATION
AMENDED AND RESTATED 1990 STOCK OPTION PLAN

     THIS AMENDMENT NUMBER ONE TO THE TOREADOR RESOURCES CORPORATION AMENDED AND RESTATED 1990 STOCK OPTION PLAN (this “Amendment”), dated as of May 16, 2002 is made and entered into by Toreador Resources Corporation, a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Toreador Resources Corporation Amended and Restated 1990 Stock Option Plan (the “Plan”).

RECITALS

WHEREAS, Article VIII of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time; and

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of Common Stock (as defined in the Plan) that may be issued or transferred under the Plan set forth in Article III of the Plan; and

WHEREAS, the Board submitted the proposal to amend the Plan to the Company’s stockholders at the 2002 Annual Meeting of Stockholders; and

NOW, THEREFORE, in accordance with Article VIII of the Plan, the Company hereby amends the Plan as follows:

1.     Article III of the Plan is hereby amended effective May 16, 2002 by deleting said Article in its entirety and substituting in lieu thereof the following:

Subject to the provisions of Articles XI and XII of the Plan, the maximum number of shares of Common Stock issuable pursuant to the exercise of Stock Options granted under the Plan shall be 1,000,000 shares of Common Stock. The Committee and the appropriate officers of the Corporation shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to makes shares of Common Stock available for issuance pursuant to this Plan. Shares of Common Stock subject to Stock Options that (i) are forfeited or terminated, (ii) expire unexercised, (iii) are settled in cash in lieu of Common Stock, or (iv) are exchanged for Common Stock owned by the Participant upon exercise of a Stock Option, shall immediately become available for the subsequent granting of Stock Options; provided, however, that in no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate 1,000,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised. Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock or Common Stock held by the Corporation in its treasury.

2.     Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board and by the stockholders.

TOREADOR RESOURCES CORPORATION

By:

Name:

Title:

Attest:

EXHIBIT C

TOREADOR RESOURCES CORPORATION

AMENDED AND RESTATED 1994
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The Toreador Resources Corporation Amended and Restated 1994 Non-Employee Director Stock Option Plan (the “Plan”) was adopted by the Board of Directors of Toreador Resources Corporation, a Delaware corporation (the “Company”), originally effective as of September 8, 1994 and was approved by the Company’s stockholders on May 18, 1995.

     Pursuant to Section 6.02 of the Plan and after approval by the stockholders at the annual meeting on May 16, 2002, the Board hereby amends the Plan in its entirety and restates the Plan to read as follows, effective May 16, 2002.

     The Options granted under the Plan shall not be qualified as “incentive stock options” within the meaning of Section 422(b) of the Code.

ARTICLE 1
PURPOSE

     The purpose of the Plan is to attract and retain non-employee directors of the Company and to provide such persons with a proprietary interest in the Company though the granting of Options that will:

(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such person to continue their services for the Company; and

(c)	provide a means though which the Company may attract able persons as directors.

ARTICLE 2
DEFINITIONS

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1 “Board” means the board of directors of the Company.

     2.2 “Change of Control” means, any one of the following (i) during any period of two (2) consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Corporation’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; (ii) any person or group of persons (i.e., two or more persons agreeing to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Corporation) (other than any “group” deemed to exist by virtue of aggregating the number of securities beneficially owned by any or all of the current directors of the

Corporation (and the “Affiliates” of such directors, as that term is defined below) serving as such as of the date of this Plan (collectively, the “Exempt Group”)) together with his or its Affiliates, becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting power of the Corporation’s then outstanding securities entitled generally to vote for the election of the Corporation’s directors; (iii) the merger or consolidation of the Corporation with or into any other entity if the Corporation is not the surviving entity (or the Corporation is the surviving entity but voting securities of the Corporation are exchanged for securities of any other entity) and any person or group of persons (as defined above) (other than the Exempt Group), together with his or its Affiliates, is the beneficial owner, directly or indirectly, of 50.1% or more of the surviving entity’s then outstanding securities entitled generally to vote for the election of the surviving entity’s directors; or (iv) the sale of all or substantially all of the assets of the Corporation or the liquidation or dissolution of the Corporation. The term “Affiliate” with respect to any person shall mean any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     2.3 “Code” means the Internal Revenue Code of 1986, as amended.

     2.4 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

     2.5 “Common Stock” means the common stock, par value $0.15625 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

     2.6 “Company” means Toreador Resources Corporation, a Delaware corporation, and any successor entity.

     2.7 “Date of Grant” means the effective date on which an Option is Optioned to a Non-Employee Director as set forth in the applicable Option Agreement; however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Option shall be the date of stockholder approval of the Plan, if otherwise so required, if such date is later than the effective date of such Option as set forth in the Option Agreement.

     2.8 “Effective Date” means May 16, 2002, which shall be the date on which the amended and restated Plan shall be effective.

     2.9 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

     2.10 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

     2.11 “Option” means a nonqualified stock option to purchase Common Stock of the Company granted pursuant to this Plan.

     2.12 “Option Period” means the period during which an Option may be exercised. Each Option shall become exercisable in three (3) equal annual installments on each of the first three (3) anniversaries of such Option’s Date of Grant. The period within which each Option may be exercised shall expire on the tenth anniversary of such Option’s Date of Grant, unless terminated sooner pursuant to Section 7.1 of the Plan.

     2.13 “Option Price” means the price which must be paid by a Participant upon exercise of an Option to purchase a share of Common Stock.

     2.14 “Non-Employee Director” means an individual who (i) is on the Effective Date, or thereafter becomes, a member of the Board, (ii) is not an employee of the Company and (iii) has not elected to decline to participate in the Plan pursuant to the following sentence. A director of the Company who is otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Company within ten days after his or her initial election to the Board, or, in the case of directors in office on the Effective Date, within ten days prior to the Effective Date, to decline to participate in the Plan. For purposes of the Plan, “employee” shall mean an individual whose wages are subject to the withholding of federal income tax under Section 3402 of the Code.

     2.15 “Participant” means a Non-Employee Director of the Company to whom an Option is granted under this Plan.

     2.16 “Plan” means this Toreador Resources Corporation Amended and Restated 1994 Non-Employee Director Stock Option Plan, as amended from time to time.

     2.17 “Termination of Service as a Director” occurs when a Participant who is a Non-Employee Director of the Company shall cease to serve as a director of the Company for any reason; provided, however, if any Termination of Service provided for herein shall fall on a Saturday, Sunday or legal holiday, then such date of Termination of Service shall be deemed to be the first normal business day of the Company, at its office in Dallas, Texas, before such Saturday, Sunday or legal holiday.

ARTICLE 3
ADMINISTRATION

     Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

     The Committee shall determine and designate from time to time the eligible persons to whom Options will be granted and shall set forth in each related Option Agreement, where applicable, the Option Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. Although the members of the Committee shall be eligible to receive Options, no member of the Committee shall participate in any decisions regarding any Option granted hereunder to such member. All decisions with respect to any Option, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

     The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

ARTICLE 4
ELIGIBILITY; GRANT OF OPTIONS

     The Committee must grant Options as follows: (i) on the date when an individual first becomes a Non-Employee Director, such individual shall be granted an Option for 10,000 shares of Common Stock immediately upon becoming a Non-Employee Director if such individual does not elect to decline to participate in the Plan pursuant to Section 2.14; and (ii) on the date of each annual meeting of the Company, 15,000 shares of Common Stock shall be granted to each individual who does not elect to decline to participate in the Plan pursuant to Section 2.14, who was not first elected to serve on the Board at such annual meeting, and who is serving as a Non-Employee Director of the Company on the date of such annual meeting and the day immediately following such date. The Committee shall not grant Options under any other circumstances.

          The grant of an Option shall be evidenced by an Option Agreement setting forth the total number of shares of Common Stock subject to the Option, the Option Price, and the maximum term of the Option, the Date of Grant, and such other terms and provisions as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Option Agreement with a Participant after the issuance of an Option. Any Option granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Options under the Plan prior to the time of any required stockholder approval. Any such Option granted prior to such stockholder approval, if required or desired by the Board, shall be made subject to such stockholder approval. The grant of an Option to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Option under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

     5.1 Number Available for Options. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Options granted under the Plan is Five Hundred Thousand (500,000) shares. Shares to be issued may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

     5.2 Reuse of Shares. If, and to the extent an Option shall expire or terminate for any reason without having been exercised in full, or in the event that an Option is exercised or settled in a manner such that some or all of the shares of Common Stock relating to the Option are not issued to the Participant (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Common Stock subject thereto which have not become outstanding shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; in addition, with respect to any share-for-share exercise or cashless exercise pursuant to Section 8.3 or otherwise, only the “net” shares issued shall be deemed to have become outstanding for purposes of the Plan as a result thereof.

ARTICLE 6
OPTION PRICE

     The Option Price for any share of Common Stock which may be purchased under an Option shall be One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant.

ARTICLE 7
OPTION PERIOD; FORFEITURE

     7.1 Option Period.

Subject to the other provisions of this Plan, the Committee shall specify in the Option Agreement the Option Period. In the event of a Termination of Service of a Director, the Option Period for an Option shall be reduced or terminated in accordance with this Article 7. No Option granted under the Plan may be exercised at any time after the end of its Option Period. The Option Period shall be no more than ten (10) years from the Date of Grant of the Option. Each Option will terminate at the first of the following to occur:

(a)	5 p.m. on the tenth anniversary of the Date of Grant;

(b)	5 p.m. on the date of the Participant’s Termination of Service as a Director due to any act of (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company;

(c)	5 p.m. on the date which is twelve (12) months following the Participant’s Termination of Service as a Director due to death;

(d)	5 p.m. on the date which is three (3) months following the Participant’s Termination of Service as a Director other than as a result of the events set forth in 7.1(b) or 7.1(c) above, including a failure by the stockholders of the Company to reelect the Participant as a director.

     7.2 Forfeiture. In the event of a Participant’s Termination of Service as a Director or the expiration of any Option Period of any Option, the unexercised portion of the Option previously granted to such Participant shall terminate as of 5 p.m. on the date set forth in Section 7.1 above.

ARTICLE 8
EXERCISE OF OPTIONS

     8.1 In General. Each Option granted pursuant to the Plan may be exercised, in whole or in part, by the Participant at any time or (with respect to partial exercises) from time to time during the Option Period at such times and in such amounts as provided in this Plan and the applicable Option Agreement, subject to the terms, conditions, and restrictions of the Plan. No Option may be exercised for a fractional share of Common Stock. The granting of an Option shall impose no obligation upon the Participant to exercise that Option.

     8.2 Securities Law and Exchange Restrictions. In no event may an Option be exercised or shares of Common Stock be issued pursuant to an Option if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

     8.3 Exercise of Option.

(a) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, an Option may be exercised by the personal delivery to the Secretary of the Company of, or by the sending by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of the Secretary), of, written notice signed by the Participant setting forth the number of shares of Common Stock with respect to which the Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Option Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date; and/or (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price.

(b) Issuance of Certificate. Except as otherwise provided in the applicable Option Agreement, upon payment of all amounts due from the Participant, including an amount equal to any applicable withholding taxes (if any) due in connection with such exercise, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Option in the event of his death) at its principal business office promptly after the Exercise Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing or registration of the Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Option or the issuance or purchase of shares of Common Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(c) Failure to Pay. If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant’s Option and right to purchase such Common Stock may be forfeited by the Company.

     8.4 Requirement of Directorship. Except as provided in Section 7.1 of the Plan, an Option may not be exercised unless the Participant is at the time of exercise serving as a director of the Company, and, except as provided in Section 7.1 of the Plan, such Option shall terminate upon termination of the Participant’s service as a director of the Company.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

     Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that any amendment to the Plan shall be approved by the stockholders if the amendment would:

(a)	materially increase the benefits accruing to Participants under the Plan;

(b)	materially increase the number of securities which may be issued under the Plan; or

(c)	materially modify the requirements as to eligibility for participation in the Plan.

     In addition, unless required by law, no amendment may adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Option theretofore granted under the Plan without the consent of the affected Participant,

ARTICLE 10
TERM

     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on May 16, 2012, but Options granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

     In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Options, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Options, and (iii) the Option Price of each outstanding Option to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate Option Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Option shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Option. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

     Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

     12.1 No Effect on Company’s Authority. The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     12.2 Conversion of Where Company Survives. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Option would have been entitled.

     12.3 Exchange or Cancellation of Options Where Company Does Not Survive. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

     Notwithstanding the foregoing, however, all Options may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel such Options and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Options, including in the Board’s discretion some or all of the shares as to which such Options would not otherwise be vested and exercisable; or

(b) paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the exercise price per share of such Option (hereinafter the “Spread”), multiplied by the number of shares subject to the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

     12.4 Change of Control. Notwithstanding any other provision in the Plan to the contrary, in the event of a Change of Control of the Corporation, the maturity of all Options then outstanding under the Plan shall be accelerated automatically, so that all Options shall become exercisable in full with respect to all shares as to which they shall not have previously been exercised or become exercisable; provided, however, that no such acceleration shall occur with respect to Options held by directors whose service as a director of the Company shall have terminated prior to the occurrence of such Change of Control.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

     Subject to Section 12.3 hereof, in case the Company shall, at any time while any Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Option, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices then in effect with respect to each Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company’s Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

ARTICLE 14
OPTIONS IN SUBSTITUTION FOR
OPTIONS GRANTED BY OTHER ENTITLES

     Options may be granted under the Plan from time to time in substitution for similar instruments held by directors of a corporation, partnership, or limited liability company who become or are about to become Non-Employee Directors of the Company as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Options in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

     15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     15.2 No Employment Relationship. The Participant is not an employee of the Company or any subsidiary of the Company. Nothing herein shall be construed to create an employer-employee relationship between the Company and the Participant.

     15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Option or any other rights except as may be evidenced by an Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Option if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded; and, as a condition of any sale or issuance of shares of Common Stock under an Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     15.6 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Notwithstanding the foregoing, in the event of an assignment of an Option pursuant to Section 15.7, the Participant who assigns the Option shall remain subject to withholding taxes upon exercise of the Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) the Company’s withholding of a number of shares to be delivered upon the exercise of the Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).

     15.7 Non-Assignability. An option granted to a Participant may not be transferred or assigned other than by will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in Code Section 411(a)(13). If the Participant attempts to alienate, assign, pledge, hypothecate, or otherwise dispose of his Option or any right thereunder, except as provided for in this Plan or the Option Agreement, or in the event of any levy, attachment, execution or similar process upon the right or interest conferred by this Plan or the Option Agreement, the Committee may terminate the Participant’s Option by notice to him, and it shall thereupon become null and void.

     15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Options granted under this Plan shall constitute general funds of the Company.

     15.9 Legend. The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND NOT FOR RESALE, TRANSFER OR DISTRIBUTION, HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE AND FEDERAL SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO EFFECTIVE REGISTRATION UNDER SUCH LAWS, OR IN TRANSACTIONS OTHERWISE IN COMPLIANCE WITH SUCH LAWS, AND UPON EVIDENCE SATISFACTORY TO THE COMPANY OF COMPLIANCE WITH SUCH LAWS, AS TO WHICH THE COMPANY MAY RELY UPON AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY.”

     A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

***************

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of           , 2002, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board and by the stockholders.

TOREADOR RESOURCES CORPORATION

By:

Name:

Title:

Attest:

EXHIBIT D

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TOREADOR RESOURCES CORPORATION

     (Originally incorporated on July 16, 1951 under the name Toreador Royalty Corporation)

     FIRST: The name of the Corporation is Toreador Resources Corporation.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”). The Corporation is to have perpetual existence.

     FOURTH:

          Section 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 34,000,000, consisting of (1) 4,000,000 shares of Preferred Stock, par value $1.00 per share (“Preferred Stock”), and (2) 30,000,000 shares of Common Stock, par value $.15625 per share (“Common Stock”).

          Section 2. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

     Pursuant to the authority conferred by this Article FOURTH, the following series of Preferred Stock has been designated, such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as are stated and expressed in the exhibit with respect to such series attached hereto as specified below and incorporated herein by reference:

          Exhibit A — Series A Convertible Preferred Stock

          Section 3. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which stockholders generally are entitled to vote. Subject to the provisions of law and the rights of the holders of any class or series of stock having a preference as to dividends over the Common Stock then outstanding, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. Upon the dissolution, liquidation or winding up of the Corporation, after any preferential amounts to be distributed to the holders of any class or series of stock having a preference over the Common Stock then outstanding have been distributed or set apart for payment, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them, respectively.

     FIFTH: The number of directors constituting the Board of Directors shall be fixed by, or in the manner provided in, the bylaws of the Corporation, provided that such number shall be no less than one (plus such number of directors as may be elected from time to time pursuant to the terms of any series of Preferred Stock that may be issued and outstanding).

     SIXTH: All the powers of the Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors. In furtherance and not in limitation of that power, the Board of Directors shall have the power to make, adopt, alter, amend, and repeal from time to time the bylaws of the Corporation and to make from time to time new bylaws of the Corporation.

     SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under §291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under §279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     EIGHTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Article EIGHTH by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     NINTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the DGCL, as the same exists or may hereafter be amended; provided, however, that except as provided in this Article NINTH with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     Such rights shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article NINTH is in effect. Any repeal or amendment of this Article NINTH shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article NINTH. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL.

     If a claim for indemnification hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board of Directors or any Committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including the Board of Directors or any Committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification by the Corporation is not permissible.

     In the event of the death of any person having rights of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.

     The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

     As used herein, the term “proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

* * * * *

     IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation, as amended to date, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law has been executed by its duly authorized officer this                      day of May, 2002.

Toreador Resources Corporation

By:

Name:

Title:

Exhibit A

SERIES A CONVERTIBLE PREFERRED STOCK

of

TOREADOR RESOURCES CORPORATION

1. DESIGNATION AND AMOUNT.

     The designation of this series, which consists of 160,000 shares (each such share being referred to herein as a “Preferred Share” and all such shares being collectively referred to as the “Preferred Shares”) of Preferred Stock, is the Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the face amount shall be Twenty-Five Dollars ($25.00) per share (the “Stated Value”). The Preferred Shares will be issued pursuant to the provisions of a Securities Purchase Agreement by and among the Corporation and the purchasers named therein (the “Securities Purchase Agreement”).

2. DIVIDENDS.

     (a)  Dividend Rate; Payments. The Holders (each, a “Holder” and collectively, the “Holders”) of Preferred Shares shall be entitled to receive, to the extent permitted by applicable law, in preference to the payment of any dividend on any class or series of Junior Securities (as defined below), cumulative dividends (“Dividends”) on each Preferred Share in an amount equal to, on an annualized basis, the Stated Value of such Preferred Share times nine percent (9%). Dividends shall accrue and cumulate on each Preferred Share from the date of the original issuance thereof (the “Purchase Date”) through the earlier to occur of (A) the payment thereof in accordance with the terms of this Section 2(a) and (B) the redemption or conversion of such Preferred Share in accordance with the terms hereof. Dividends shall be paid in cash. Accrued Dividends on each outstanding Preferred Share shall be payable in four quarterly installments on the last day of March, June, September and December of each year commencing on March 31, 1999 unless earlier due and payable on a Conversion Date (as defined below) or a Redemption Date (as defined below) (each, a “Dividend Payment Date”). If, on any date, Dividends on any outstanding Preferred Shares have not been paid or declared by the Board of Directors in accordance with applicable law and set aside for payment with respect to all Dividend Payment Dates preceding such date, the aggregate amount of such Dividends shall be fully paid or declared and set aside for payment before any distribution, whether by way of dividend or otherwise, shall be declared, paid or set apart with respect to any Junior Securities on or after such date.

     (b)  Delivery of Dividends. The Corporation shall mail any dividends declared by check to the Holder or its nominee postmarked no later than three (3) Business Days (as defined below) following the applicable Dividend Payment Date.

3. PRIORITY.

     (a)  Payment upon Dissolution.

(i) Upon the occurrence of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, commenced by the Corporation or by its creditors, as such, or relating to its assets or (y) the dissolution or other winding up of the Corporation whether total or partial, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each, a “Liquidation Event”), no distribution shall be made to the holders of any shares of Junior Securities (as defined below) unless each Holder shall have received the Liquidation Preference (as defined below) with respect to each Preferred Share then held by such Holder. In the event that upon the occurrence of a Liquidation Event the assets available for distribution to the Holders are insufficient to pay the Liquidation Preference (as defined below) with respect to all of the outstanding Preferred Shares and the preferential amounts payable to such holders, the entire assets of the Corporation shall be distributed ratably among the outstanding Preferred Shares in proportion to the ratio that the preferential amount payable on each such share (which shall be the Liquidation Preference in the case of a Preferred Share) bears to the aggregate preferential amount payable on all such shares.

(ii) The “Liquidation Preference” with respect to a Preferred Share shall mean an amount equal to the Stated Value of such Preferred Share (subject to ratable adjustment in the event of any stock split or combination of the Series A Preferred Stock and to equitable adjustment in the event of a reclassification of the Series A Preferred Stock or other similar event) plus any accrued and unpaid Dividends thereon. “Junior Securities” shall mean the Common Stock and all other capital stock of the Corporation.

4. CONVERSION.

     (a)  Right to Convert. Each Holder shall have the right to convert, at any time and from time to time from and after the Purchase Date, all or any part of the Preferred Shares held by such Holder, unless previously redeemed, into such number of fully paid and non-assessable shares of Common Stock (“Conversion Shares”) as is computed in accordance with the terms hereof (a “Conversion”).

     (b)  Conversion Notice. In order to convert Preferred Shares, a Holder shall send by facsimile transmission, at any time prior to 5:00 p.m., central time, on the date on which such Holder wishes to effect such Conversion (the “Conversion Date”), (i) a notice of conversion (a “Conversion Notice”), in substantially the form of Exhibit A hereto, to the Corporation and to its designated transfer agent for the Common Stock (the “Transfer Agent”) stating the number of Preferred Shares to be converted, the applicable Conversion Price (as defined below) and a calculation of the number of shares of Common Stock issuable upon such Conversion and (ii) a copy of the certificate or certificates representing the Preferred Shares being converted. The Holder shall thereafter send the original of the Conversion Notice and of such certificate or certificates to the Transfer Agent. The Corporation shall issue a new certificate for Preferred Shares in the event that less than all of the Preferred Shares represented by a certificate delivered to the Corporation in connection with a Conversion are converted. Except as otherwise provided herein, upon delivery of a Conversion Notice by a Holder in accordance with the terms hereof, such Holder shall, as of the applicable Conversion Date, be deemed for all purposes to be record owner of the Common Stock to which such Conversion Notice relates. In the case of a dispute between the Corporation and a Holder as to the calculation of the Conversion Price or the number of Conversion Shares or Dividend Payment Shares issuable upon a Conversion, the Corporation shall promptly issue to such Holder the number of Conversion Shares and Dividend Payment Shares that are not disputed and shall submit the disputed calculations to the Corporation’s independent accountant within three (3) Business Days of receipt of such Holder’s Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and such Holder of the results in writing no later than three (3) Business Days following the day on which it received the disputed calculations. The Corporation shall deliver the Conversion Shares and Dividend Payment Shares, if any, owed to a Holder pursuant to such accountant’s calculations on or before the close of business on the third (3rd) Business Day following the Corporation’s receipt of notice from such accountant of the results of its calculations. Such accountant’s calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

     (c)  Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined by dividing the aggregate Stated Value of the Preferred Shares to be converted by the Conversion Price (as defined herein) in effect on the applicable Conversion Date. Subject to adjustment as provided in Section 5 below, “Conversion Price” shall mean Four Dollars ($4.00).

     (d)  Certain Definitions. “Trading Day” shall mean any day on which the Common Stock is traded on the Nasdaq National Market System or on the principal securities exchange or market located in the United States on which the Common Stock is then traded. “Business Day” means any day on which the New York Stock Exchange and commercial banks located in the City of New York are open for business.

     (e)  Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice from a Holder pursuant to paragraph 4(b) above, the Corporation shall, no later than the close of business on (A) the later to occur of (i) the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice and (ii) the first Business Day following delivery of the original certificates, duly endorsed, representing the Preferred Shares being converted pursuant thereto and (B) with respect to Conversion Shares which are disputed as described in paragraph 4(b) above, and required to be delivered by the Corporation pursuant to the accountant’s calculations described therein, the date for delivery thereof specified in such paragraph 4(b) (the “Delivery Date”), issue and deliver or cause to be delivered to such Holder the number of Conversion Shares as shall be determined as provided herein. The Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date. If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and, at the Corporation’s sole discretion, either the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher number of Conversion Shares or the Corporation shall pay cash in an amount calculated by multiplying the amount of the fractional share times the Conversion Price for such Conversion.

5. ADJUSTMENTS TO CONVERSION PRICE.

     (a)  Adjustment to Conversion Price Due to Stock Split, Stock Dividend, Etc. If, prior to the Conversion of all of the Preferred Shares, (A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, the distribution to holders of Common Stock as a class of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof (based upon the subscription or exercise price of such rights or warrants at the time of the issuance thereof) or other similar event, the Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof.

     (b)  Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of all of the Preferred Shares, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be exchanged for or changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an “Exchange Transaction”), then such Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by such Holder, or which such Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by such Holder, (and without regard to whether such shares contain a restrictive legend or are freely-tradeable) the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the “Exchange Consideration”), and (B) upon the Conversion of Preferred Shares occurring subsequent to the consummation of such Exchange Transaction, the Exchange Consideration which such Holder would have been entitled to receive in connection with such Exchange Transaction had such shares been converted immediately prior to such Exchange Transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of such Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of such Preferred Shares. The Corporation shall not effect any Exchange Transaction unless (i) it first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an “Exchange Notice”), and makes a public announcement of such event at the same time that it gives such notice and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the obligations of the Corporation hereunder, including the terms of this subparagraph 6(b), and under the Securities Purchase Agreement and the Registration Rights Agreement described in the Securities Purchase Agreement (the “Registration Rights Agreement”).

     (c)  Distribution of Assets. If the Corporation shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a “Distribution”), then, upon a Conversion by a Holder occurring after the record date for determining stockholders entitled to such Distribution, the Conversion Price for Preferred Shares not converted prior to the record date of a Distribution shall be reduced to a price determined by decreasing the Conversion Price in effect immediately prior to the record date of the Distribution by an amount equal to the fair market value of the assets so distributed with respect to each share of Common Stock, such fair market value to be determined by an investment banking firm selected by the Corporation.

     (d)  No Fractional Shares. If any adjustment under this Section would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and, at the Corporation’s sole discretion, either the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares or the Corporation shall pay in cash an amount calculated by multiplying the amount of the fractional share times the Conversion Price for such Conversion.

6. OPTIONAL REDEMPTION BY CORPORATION.

     (a)  Optional Redemption. Any time on or after December 1, 2004, the Corporation shall have the right to redeem, in whole or in part, Preferred Shares outstanding at the Optional Redemption Price (as defined below) (an “Optional Redemption”), to the extent permitted by applicable law and so long as (A) the Corporation shall have sufficient cash available on the Optional Redemption Date to effect such Optional Redemption and (B) the Corporation shall have delivered to each Holder at least fifteen (15) Trading Days prior written notice (an “Optional Redemption Notice”) specifying the date on which such Optional Redemption is to be effected (the “Optional Redemption Date”) and the amount of the Optional Redemption Price payable to such Holder. If the Corporation should elect to redeem less than all the Preferred Shares outstanding, the Corporation shall select those Preferred Shares to be redeemed by lot. Nothing contained herein shall limit a Holder’s right to convert its Preferred Shares at any time prior to the Optional Redemption Date.

     (b)  Optional Redemption Price. In the event of an Optional Redemption on or after December 1, 2004, the Optional Redemption Price to be paid to a Holder shall be the Liquidation Preference of the Preferred Shares then held by such a Holder multiplied by (i) 1.05 if the Optional Redemption Date is on or after December 1, 2004 but before December 1, 2005, (ii) 1.04 if the Optional Redemption Date is on or after December 1, 2005 but before December 1, 2006, (iii) 1.03 if the Optional Redemption Date is on or after December 1, 2006 but before December 1, 2007, (iv) 1.02 if the Optional Redemption Date is on or after December 1, 2007 and before December 1, 2008, (v) 1.01 if the Optional Redemption Date is on or after December 1, 2008 and before December 1, 2009, or (vi) 1.00 if the Optional Redemption Date is on or after December 1, 2009, plus in all cases, accrued and unpaid dividends through and including the Optional Redemption Date.

     (c)  Payment of Optional Redemption Price. Upon the redemption of a Preferred Share, payment of the Optional Redemption Price, which shall be in the form of a Corporation check, to the Holder thereof will be effected simultaneously with the return of such share by such Holder to the Corporation. To the extent the Corporation shall redeem less than all of the Preferred Shares outstanding, the Corporation shall also deliver certificates evidencing the unredeemed Preferred Shares in addition to the Optional Redemption Price.

7. MISCELLANEOUS.

     (a)  Transfer of Preferred Shares. A Holder may sell or transfer all or any portion of the Preferred Shares to any person or entity as long as such sale or transfer is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder and otherwise is made in accordance with the terms of the Securities Purchase Agreement. From and after the date of such sale or transfer, the transferee thereof shall be deemed to be a Holder. Upon any such sale or transfer, the Corporation shall, promptly following the return of the certificate or certificates representing the Preferred Shares that are the subject of such sale or transfer, issue and deliver to such transferee a new certificate in the name of such transferee.

     (b)  Notices. Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms hereof, the form or delivery of which notice, demand or request is not otherwise specified herein, shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission on or before 5:00 p.m., central time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the third Business Day after deposit in the U.S.

mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

               If to the Corporation:

               Toreador Resources Corporation
               4809 Cole Avenue
               Suite 108
               Dallas, Texas 75205

               Attn.: Chief Executive Officer
               Fax: 214-369-3183

and if to any Holder, to such address for such Holder as shall be designated by such Holder in writing to the Corporation.

     (c)  Lost or Stolen Certificate. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a certificate representing Preferred Shares, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of such certificate if mutilated, the Corporation shall execute and deliver to the Holder a new certificate identical in all respects to the original certificate.

     (d)  No Voting Rights. Except as provided by applicable law and paragraph 7(e) below, the Holders of the Preferred Shares shall have no voting rights with respect to the business, management or affairs of the Corporation. The Corporation shall provide each Holder with prior notification of each meeting of stockholders (and copies of proxy statements and other information sent to such stockholders).

     (e)  Protective Provisions.

          (A) So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of the Holders of at a majority of the then outstanding shares of Series A Preferred Stock:

               (i)  alter or change the rights, preferences or privileges of the Series A Preferred Stock or any other capital stock of the Corporation so as to affect adversely the Series A Preferred Stock;

               (ii)  create any new class or series of capital stock having a preference over or ranking pari passu with the Series A Preferred Stock as to redemption, the payment of dividends or distribution of assets upon a Liquidation Event or any other liquidation, dissolution or winding up of the Corporation;

               (iii)  increase the authorized number of shares of Preferred Stock;

               (iv)  re-issue any shares of Series A Preferred Stock which have been converted in accordance with the terms hereof; or

               (v)  declare, pay or make any provision for any cash dividend or distribution with respect to the Common Stock of the Corporation.

          (B)  If the Corporation (i) fails to pay dividends in respect of four quarterly dividend periods, or (ii) fails to make a Mandatory Redemption, holders of a majority of the outstanding shares of the Preferred Stock would be entitled acting separately as a class, to elect one person to the Board of Directors of the Corporation. Upon the taking of such action, the maximum authorized number of members of the Board of Directors shall automatically increase by one person so elected, and the vacancy so created shall be filled by the person elected pursuant to this subparagraph (B). A director elected by the holders of Series A Preferred Stock pursuant to this subparagraph (B) shall serve until his successor is duly elected and qualified, until his removal or until his term terminates as provided below. Such a director may be removed without cause at any time by action, and only by such action, of the holders of shares of Series A Preferred Stock. If the office of a director elected pursuant to this subparagraph (B) becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, such vacancy may be filled by the action, and only by such action, of the holders of shares of Series A Preferred Stock. At such time as the event of default giving rise to this right to elect a director has been cured, such right shall terminate, the term of any director elected pursuant to this subparagraph (B) shall terminate and the maximum number of authorized members of the Board of Directors shall decrease automatically to the maximum number of authorized members of the Board of Directors in effect immediately before any action was taken pursuant hereto.

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert shares of Series A Convertible Preferred Stock (the “Preferred Stock”), represented by stock certificate No(s).           (the “Preferred Stock Certificates”), into shares of common stock (“Common Stock”) of Toreador Resources Corporation (the “Company”) according to the terms and conditions of the Certificate of Designation relating to the Preferred Stock (the “Certificate of Designation”), as of the date written below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Certificate of Designation.

[   ]  (check box if shares of Common Stock have been resold) The undersigned represents that the shares of Common Stock to be issued by the Company hereby have been resold or transferred by the undersigned in accordance with the provisions of the prospectus included in the Registration Statement.

                                                  Date of Conversion:

                                                  Number of Shares of
                                                  Preferred Stock to be Converted:

                                                  Applicable Conversion Price:

                                                  Number of Shares of
                                                  Common Stock to be Issued:

                                                  Amount of Dividend
                                                  Accrued through the
                                                  Conversion Date:

                                                  Name of Holder:

                                                  Address:

                                                  Signature:

                                                                                          Name:
                                                                                          Title:

PROXY

TOREADOR RESOURCES CORPORATION
4809 COLE AVENUE
SUITE 108
DALLAS, TEXAS 75205

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING ON MAY 16, 2002

     The undersigned hereby constitutes and appoints G. Thomas Graves III and Douglas W. Weir, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on the reverse side, all of the shares of common stock of Toreador Resources Corporation held of record by the undersigned on April 1, 2002, at the Annual Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, 901 Main Street, Suite 2900, Dallas, Texas 75202, on Thursday, May 16, 2002, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified below, as more fully described in the notice of the meeting dated April      , 2002 and the proxy statement accompanying such notice.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR (I) ALL THE NOMINEES FOR DIRECTOR, (II) APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1990 STOCK OPTION PLAN AND RATIFICATION OF THE ISSUANCE OF THE STOCK OPTIONS PREVIOUSLY GRANTED PURSUANT TO THE PLAN, (III) APPROVAL OF THE AMENDED AND RESTATED 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN AND RATIFICATION OF THE ISSUANCE OF THE STOCK OPTIONS PREVIOUSLY GRANTED PURSUANT TO THE CURRENT 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, (IV) APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND (V) IN THE DISCRETION OF THE PROXY, ANY OTHER BUSINESS.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX (SEE REVERSE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

(continued on reverse side)

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

Please mark your votes as in this example. [X]

1.	Election of Directors

FOR all nominees listed below (except as marked to the contrary below)	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below	[ ]

David M. Brewer Peter L. Falb William I. Lee Joseph J. Simons	Herbert L. Brewer G. Thomas Graves III John Mark McLaughlin	Edward Nathan Dane Thomas P. Kellogg, Jr. H.R. Sanders, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)

2.	Proposal to approve the amendment to the Amended and Restated 1990 Stock Option Plan and ratify the issuance of the stock options previously granted pursuant to the plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	Proposal to approve the Amended and Restated 1994 Non-Employee Director Stock Option Plan and ratify the issuance of the stock options previously granted pursuant to the current 1994 Non-Employee Director Stock Option Plan.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

4.	Proposal to approve the Amended and Restated Certificate of Incorporation.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE STAMPED, PRE-ADDRESSED ENVELOPE ENCLOSED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA.

SIGNATURE(S)                                                                                         DATE:

NOTE:	Please sign exactly as your name appears herein. Joint owners should each sign. When signing as executor, administrator, trustee or guardian, please indicate your full title as such.